As filed with the Securities and Exchange Commission on August 8, 2025

Registration No. 811-24114

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

The Gabelli Preferred & Income Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number:
(914) 921-5070

One Corporate Center, Rye, New York	10580-1422
(Address of Principal Executive Offices)	(Zip code)

John C. Ball
The Gabelli Preferred & Income Trust
One Corporate Center
Rye, New York 10580-1422
(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq. The Gabelli Preferred & Income Trust One Corporate Center Rye, New York 10580-1422	Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 320 South Canal Street Chicago, Illinois 60606

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of The Gabelli Dividend & Income Trust (“Dividend Trust”)

2.	Questions and Answers for Shareholders of Dividend Trust

3.	Notice of Special Meeting of Shareholders of Dividend Trust

4.	Proxy Statement/Prospectus regarding the proposed Transaction

5.	Statement of Additional Information regarding the proposed Transaction

6.	Part C Information

7.	Exhibits

The Gabelli Dividend & Income Trust
One Corporate Center
Rye, New York 10580-1422

[date]

Dear Fellow Shareholder:

[Shareholder letter to come by pre-effective amendment]

Very truly yours,

Mario J. Gabelli
Chairman of the Board and Chief Investment Officer

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

QUESTIONS & ANSWERS

We recommend that you read the complete Proxy Statement/Prospectus. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to consider and vote upon a proposal to contribute a portion of the assets of The Gabelli Dividend & Income Trust, a Delaware statutory trust (“Dividend Trust”) (such contributed assets are anticipated to consist largely or exclusively of cash, preferred securities, and other income producing securities) to a newly-organized, diversified, closed-end management investment company, The Gabelli Preferred & Income Trust, a Delaware statutory trust (“Preferred Trust”), and to distribute common shares of Preferred Trust as a dividend to common shareholders of Dividend Trust equal to approximately $100 million of Dividend Trust’s assets. The contribution of such Dividend Trust assets to Preferred Trust and the subsequent distribution of Preferred Trust’s common shares to Dividend Trust common shareholders are referred to as the “Transaction.” If the proposed Transaction is approved and completed, Dividend Trust common shareholders will become common shareholders of Preferred Trust and will also remain common shareholders of Dividend Trust. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed Transaction and more complete description of Preferred Trust.

Q: How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of Dividend Trust (the “Dividend Trust Board”) has determined that the proposed Transaction will benefit the common shareholders of Dividend Trust, and unanimously recommends that you cast your vote “FOR” the proposed Transaction.

Q: How will the Transaction affect Dividend Trust shareholders?

A: If shareholders of Dividend Trust approve the proposed Transaction, approximately $100 million of Dividend Trust’s assets will be contributed to Preferred Trust, and Dividend Trust will distribute as a dividend to its common shareholders approximately $100 million of common shares of Preferred Trust. Holders of Dividend Trust common shares will then hold shares of both Dividend Trust and Preferred Trust. The aggregate net asset value of your Dividend Trust common shares and the common shares of Preferred Trust you receive in the Transaction, together with any cash received in lieu of fractional shares, will equal the aggregate net asset value of the shares of Dividend Trust you own immediately prior to the Transaction (assuming you have not sold or otherwise disposed of your common shares of Dividend Trust prior to the distribution record date).

Q: Who will advise Preferred Trust?

A: Gabelli Funds, LLC (the “Investment Adviser”), the investment adviser to Dividend Trust, will also be the investment adviser to Preferred Trust.

Q: Will I have to pay any money in connection with the Transaction?

A: No.

You will not pay any commission or other similar fee in connection with the Transaction. In addition, the costs of organizing Preferred Trust and effecting the distribution of Preferred Trust common shares to Dividend Trust’s common shareholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, which are estimated to be approximately $1,100,000, will be borne by Dividend Trust. Preferred Trust will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by Dividend Trust for similar services after the distribution, will likely exceed the fees currently payable by Dividend Trust for those services. It is not expected that the Distribution will have a significant effect on the annual expenses of Dividend Trust as a percentage of its net assets.

Q: How do operating expenses paid by Preferred Trust compare to those payable by Dividend Trust?

A: The total operating expense ratio of Preferred Trust is expected to be higher than the total operating expense ratio of Dividend Trust due to the lower asset level of Preferred Trust.

Q: Will I have to pay any federal taxes as a result of the Transaction?

A: For the reasons discussed below, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year in which the Transaction occurs.

An amount equal to the fair market value of Preferred Trust common shares distributed to a Dividend Trust common shareholder plus the amount of any cash in lieu of fractional Preferred Trust common shares distributed to a Dividend Trust common shareholder (collectively, the “amount of the distribution”) will be treated as a taxable dividend to the extent of Dividend Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to Dividend Trust common shareholder as a distribution of ordinary income, long-term capital gain or a combination of both (generally depending on the character of Dividend Trust’s taxable income for the taxable year of the Transaction). The portion of the distribution that is treated as ordinary income may, depending on the circumstances, consist in whole or in part of “qualified dividend income” in the case of non-corporate Dividend Trust shareholders, in accordance with the rules described under the heading “Taxation”. To the extent that the amount of the distribution exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the Dividend Trust common shareholder’s tax basis in its Dividend Trust common shares accordingly, and, once that basis has been reduced to zero, any remaining amount will be taxable as gain realized from a deemed sale of Dividend Trust common shares. Foreign shareholders of Dividend Trust that participate in the Transaction will generally be subject to the same rules described under the heading “Taxation” for distributions to foreign shareholders of Preferred Trust, including the potential applicability of a 30% withholding tax on the portion of the Transaction distribution that is treated as an ordinary income dividend.

Each Dividend Trust common shareholder will take a fair market value tax basis in the Preferred Trust common shares received and will have a holding period for the Preferred Trust common shares that begins on the day following the date of the distribution.

The actual tax impact of the Transaction will be affected by a number of factors that are unknown at this time, including Dividend Trust’s final earnings and profits for the taxable year in which the distribution occurs, the fair market value of Preferred Trust’s common shares on the date of the Transaction, and the character of Dividend Trust’s taxable income for the taxable year in which the distribution occurs. Thus, a definitive calculation of the U.S. federal income tax impact of the Transaction will not be possible until after the end of the taxable year in which the Transaction occurs. Provided that Dividend Trust, as is expected, does not contribute securities with significant unrealized appreciation to Preferred Trust, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year in which the Transaction occurs. Dividend Trust will notify its shareholders of the tax attributes of the Transaction after the end of the calendar year in which the Transaction occurs.

Q: Will Preferred Trust common shares be listed on an exchange?

A: It is expected that Preferred Trust common shares will be listed on the New York Stock Exchange. Preferred Trust is newly organized and has no operating history or history of public trading. There can be no assurance as to the depth or quality of the market for Preferred Trust common shares.

Q: What if I sell my common shares of Dividend Trust before the Transaction takes place?

A: The Dividend Trust Board is expected to declare a distribution (the “Distribution”) of all the outstanding Preferred Trust common shares payable to the holders of record of Dividend Trust common shares as of the close of business on a date (the “Distribution Record Date”) to be determined, together with the payable date for the Distribution (the “Distribution Date”), by the Dividend Trust Board promptly following shareholder approval of the Transaction. If you sell your common shares of Dividend Trust before the Distribution Record Date and are no longer a shareholder of Dividend Trust as of the close of business on the Distribution Record Date, you will not receive shares of Preferred Trust pursuant to the Transaction. If you sell your common shares of Dividend Trust after the Distribution Record Date, you will receive the common shares of Preferred Trust that you would have received had you continued to hold such shares of Dividend Trust. However, it is anticipated that shares of Dividend Trust will trade with “due bills” from a date three business days prior to the Distribution Record Date through the Distribution Date, and any Dividend Trust shareholder who sells common shares of Dividend Trust during that period will also be selling the right to receive shares of Preferred Trust in connection with Dividend Trust common shares sold.

Q: How do I authorize my proxy?

A: You may authorize a proxy to vote your shares by mail, telephone or internet or you may vote in person at the special shareholders meeting. To authorize a proxy to vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To authorize a proxy to vote your shares by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q: When will the Transaction occur?

A: Subject to the receipt of shareholder approval of the Transaction and prevailing market conditions, the Transaction is expected to occur in [  ].

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call the Investment Adviser at (800) GABELLI (422-3554) or visit our website at www.gabelli.com where you can send us an email message by selecting “Contact Us”. You may also call Sodali & Co., our proxy solicitor, at 800-662-5200 or 203-659-9400 (banks and brokers can call collect).

Important additional information about the proposal is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on [date]

To the Shareholders of
THE GABELLI DIVIDEND & INCOME TRUST

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of The Gabelli Dividend & Income Trust (“Dividend Trust”) will be held at [location] and virtually by Internet Webcast, on [date], at [time], for the following purposes:

1.	To consider and vote upon a proposal to contribute a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025), to a newly-organized, diversified, closed-end management investment company, The Gabelli Preferred & Income Trust (“Preferred Trust”), and to distribute common shares of Preferred Trust as a dividend to common shareholders of Dividend Trust; and

2.	To consider and vote upon such other matters, including adjournment(s), as may properly come before said Meeting or any adjournment(s) thereof.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, shareholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a shareholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on [date]. Shareholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

The close of business on [date], has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s), postponement(s) or delay(s) thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

PETER GOLDSTEIN
Secretary

[date]

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to Dividend Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trustee Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED AUGUST 8, 2025

THE GABELLI DIVIDEND & INCOME TRUST

SPECIAL MEETING OF SHAREHOLDERS
[date]

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Gabelli Dividend & Income Trust, a Delaware statutory trust (“Dividend Trust”), for use at the Special Meeting of Shareholders of Dividend Trust to be held on [date], at [time], at [location] and virtually by Internet webcast, and at any adjournment(s), postponement(s) or delay(s) thereof (the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement/Prospectus, all of which are first being mailed to shareholders on or about [date]. Whether or not you expect to attend the Meeting or any adjournment(s), postponement(s) or delay(s) thereof, the Board requests that shareholders vote their shares by completing and returning the enclosed form of proxy

The purpose of the Meeting is to consider and vote upon a proposal to contribute a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash, preferred securities, and other income producing securities) having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025), to a newly-organized, diversified, closed-end management investment company, The Gabelli Preferred & Income Trust, a Delaware statutory trust (“Preferred Trust”), and to distribute to common shareholders of Dividend Trust as a dividend the common shares of beneficial interest of Preferred Trust (“Preferred Trust Common Shares”) (such contribution and distribution are together referred to herein as the “Transaction”) (the “Proposal”). At current net asset valuation, this would result in a distribution of one (1) Preferred Trust Common Share for every twenty common shares of Dividend Trust (the “Dividend Trust Common Shares”) that you own.

Dividend Trust’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Dividend Trust attempts to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of Dividend Trust’s assets consist of dividend paying equity securities. Dividend Trust may invest up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets) and up to 25% of its total assets in securities of issuers in a single industry. There is no minimum credit rating for fixed-income debt securities in which Dividend Trust may invest, although it will not invest more than 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies. Dividend Trust’s investments in the lower rating categories are typically those rated “BB” by Standard & Poor’s Ratings Services (“S&P”) or “Ba” by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality, all of which are commonly referred to as “junk bonds.”

The primary investment objective of Preferred Trust is current income, with a secondary objective of capital appreciation. Under normal market conditions, Preferred Trust will invest at least 80% of its net asset plus borrowings for investment purposes in preferred securities.

Each of Dividend Trust and Preferred Trust is a diversified investment company. Pursuant to the Investment Company Act of 1940 (the “1940 Act”), each fund is required to maintain certain diversification requirements.

Shares of closed-end funds often trade at a discount to net asset value. Dividend Trust cannot predict whether Preferred Trust Common Shares will trade at, below or above net asset value and the risk that Preferred Trust Common Shares will trade below net asset value may be greater than the risk that Dividend Trust Common Shares will trade below net asset value. Shareholders must bear the risk of loss created by the possibility that Preferred Trust Common Shares may trade at a discount to net asset value.

This Proxy Statement/Prospectus sets forth concisely the information shareholders of Dividend Trust should know before voting on the Transaction and constitutes an offering of Preferred Trust Common Shares only. Please read it carefully and retain it for future reference.

Application will be made to list Preferred Trust Common Shares on the New York Stock Exchange (“NYSE”). Although there is no current trading market for Preferred Trust Common Shares, it is expected that “when issued” trading of such shares will commence on the NYSE three business days prior to the record date set by the Board of Dividend Trust (the “Dividend Trust Board”) for the distribution of Preferred Trust Common Shares. If a Dividend Trust common shareholder sells Preferred Trust Common Shares that it receives through the distribution, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder. After Preferred Trust Common Shares are listed on the NYSE, reports, proxy statements and other information concerning Preferred Trust and filed with the Securities and Exchange Commission (the “Commission”) by Preferred Trust will be available for inspection at the NYSE, 18 Broad Street, New York, New York 10005.

Dividend Trust Common Shares are listed on the NYSE and trade under the symbol “GDV.” Reports, proxy statements and other information concerning Dividend Trust and filed with the Commission by Dividend Trust will be available for inspection at the NYSE, 18 Broad Street, New York, New York 10005.

The Statement of Additional Information dated [date], relating to this Proxy Statement/Prospectus (the “Statement of Additional Information” or “SAI”), is incorporated herein by reference. The Statement of Additional Information and Dividend Trust’s most recent annual and semi-annual report, including audited financial statements for the year ended December 31, 2024, are available upon request by writing to Dividend Trust at One Corporate Center, Rye, New York 10580-1422, by calling Dividend Trust at (800) GABELLI (422-3554), or via the Internet at www.gabelli.com. The address and telephone number of Preferred Trust are the same as those of Dividend Trust noted above.

You also may view or obtain these documents from the Commission:

By Phone:	202-551-8090

By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Commission nor any state securities commission has approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is [date].

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SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal		Vote Required
1.	Proposal to approve the contribution of a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-termed fixed income instruments) having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025), to a newly-organized, diversified, closed-end management investment company, Preferred Trust, and the distribution of Preferred Trust Common Shares as a dividend to common shareholders of Dividend Trust.

Affirmative vote of either (i) 66⅔% or more of the Dividend Trust Shares (as defined below), present at the Meeting, voting together as a single class so long as holders of more than 50% of the Dividend Trust Shares (as defined below) are present or represented by proxy or (ii) more than 50% of the Dividend Trust Shares, whichever is less

2.	Other Business:	Majority of Dividend Trust Shares, voting together as a single class

GENERAL VOTING INFORMATION

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, Dividend Trust Shares (as defined below) represented thereby will be voted “FOR” the Proposal and “FOR” any other matters deemed appropriate unless instructions to the contrary are marked thereon. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to Dividend Trust at the above address prior to the date of the Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of Dividend Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairman of the Meeting may adjourn the Meeting one or more times to permit further solicitation of proxies. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on [date] has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournment(s), postponement(s) or delay(s) thereof.

Dividend Trust has two classes of capital stock outstanding: common shares, par value $0.001 per share (“Dividend Trust Common Shares”), and preferred shares consisting of (i) 5.375% Series H Cumulative Preferred Shares (“Series H Preferred”), (ii) Series J Cumulative Term Preferred Shares (“Series J Preferred”), (iii) 4.250% Series K Cumulative Preferred Shares (“Series K Preferred”) and (iv) 5.20% Series M Cumulative Preferred Shares (“Series M Preferred”), each having a par value of $0.001 per share (together, “Dividend Trust Preferred Shares” and together with Dividend Trust Common Shares, “Dividend Trust Shares”). The holders of Dividend Trust Common Shares and Dividend Trust Preferred Shares are each entitled to one vote for each full Dividend Trust Share held. On the record date, there were outstanding [  ] Dividend Trust Common Shares, [  ] Series H Preferred shares, [  ] Series J Preferred shares, [  ] Series K Preferred shares and [  ] Series M Preferred shares.

As of the record date, based upon Schedule 13D/13G filings with the SEC, the following persons were know to Dividend Trust to be beneficial owners of more than 5% of Dividend Trust’s outstanding voting securities:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class

In addition to the solicitation of proxies by mail, officers of Dividend Trust or other representatives of Dividend Trust may also solicit proxies by telephone, telegraph, Internet or in person. In addition, Dividend Trust has retained Sodali & Co. to assist in the solicitation of proxies for a minimum fee of $10,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement/Prospectus and its enclosures will be paid by Dividend Trust. Dividend Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

PROXY STATEMENT/PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information included elsewhere in this Proxy Statement/Prospectus.

The Transaction

The Board of Dividend Trust has approved, subject to shareholder approval, the contribution of a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash, preferred securities, and other income producing securities) having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025) to Preferred Trust, a newly formed investment company organized as an unincorporated statutory trust under the laws of the State of Delaware and wholly-owned by Dividend Trust. All of Preferred Trust Common Shares will then be distributed by Dividend Trust as a dividend to its common shareholders at a rate of one (1) Preferred Trust Common Share for every twenty (20) Dividend Trust Common Shares. The contribution of such Dividend Trust assets to Preferred Trust and the subsequent distribution of Preferred Trust Common Shares to Dividend Trust common shareholders are referred to herein as the “Transaction.”

The aggregate net asset value of Dividend Trust Common Shares held by a shareholder immediately prior to the Transaction will decrease by the net asset value of Preferred Trust Common Shares that such shareholder receives in the Transaction and the amount of any cash received in lieu of fractional shares.

Each of Dividend Trust and Preferred Trust are referred to herein as a “Fund,” and together as the “Funds.”

Preferred Trust	A newly formed investment company organized as an unincorporated statutory trust under the laws of the State of Delaware by Dividend Trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Investment Adviser to the Funds; Advisory Fees	Gabelli Funds, LLC (the “Investment Adviser”), the investment adviser to Dividend Trust, will also serve as investment adviser to Preferred Trust. The advisory fee structure for Preferred Trust will be the same as that of Dividend Trust. The Investment Adviser’s fee is computed weekly and paid monthly at the annual rate of 1.00% of Preferred Trust’s average weekly net assets, including proceeds attributable to any outstanding preferred shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. The investment advisory agreement between Preferred Trust and the Investment Adviser combines investment advisory and administrative responsibilities in one agreement. See “Management of Dividend Trust and Preferred Trust” herein and “Investment Advisory and Administrative Arrangements” in the SAI.

Exchange Listing	Application will be made to list Preferred Trust Common Shares on the NYSE, subject to notice of issuance of such shares. Although there is no current trading market for Preferred Trust Common Shares, it is expected that “when issued” trading of such shares will commence on the NYSE three business days prior to the record date set by the Board for the distribution of the shares of Preferred Trust.

Certain U.S. Federal Income Tax Consequences of the Transaction

An amount equal to the fair market value of Preferred Trust Common Shares distributed to a Dividend Trust common shareholder plus the amount of any cash in lieu of fractional Preferred Trust Common Shares distributed to a Dividend Trust common shareholder (collectively, the “amount of the distribution”) will be treated as a taxable dividend to the extent of Dividend Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to Dividend Trust common shareholder as a distribution of ordinary income, long-term capital gain or a combination of both (generally depending on the character of Dividend Trust’s taxable income for the taxable year of the Transaction). The portion of the distribution that is treated as ordinary income may, depending on the circumstances, consist in whole or in part of “qualified dividend income” in the case of non-corporate Dividend Trust shareholders, in accordance with the rules described under the heading “Taxation”. To the extent that the amount of the distribution exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing a Dividend Trust common shareholder’s tax basis in its Dividend Trust Common Shares accordingly, and, once that basis has been reduced to zero, any remaining amount will be taxable as gain realized from a deemed sale of Dividend Trust Common Shares. Foreign shareholders of Dividend Trust that participate in the Transaction will generally be subject to the same rules described under the heading “Taxation” for distributions to foreign shareholders of Preferred Trust, including the potential applicability of a 30% withholding tax on the portion of the Transaction distribution that is treated as an ordinary income dividend.

Each Dividend Trust common shareholder will take a fair market value tax basis in the Preferred Trust Common Shares received and will have a holding period for the Preferred Trust Common Shares that begins on the day following the date of the distribution.

The actual tax impact of the Transaction will be affected by a number of factors that are unknown at this time, including Dividend Trust’s final earnings and profits for the taxable year in which the distribution occurs, the fair market value of Preferred Trust’s common shares on the date of the Transaction, and the character of Dividend Trust’s taxable income for the taxable year in which the distribution occurs. Thus, a definitive calculation of the U.S. federal income tax impact of the Transaction will not be possible until after the end of the taxable year in which the Transaction occurs. Provided that Dividend Trust, as is expected, does not contribute securities with significant unrealized appreciation to Preferred Trust, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year in which the Transaction occurs. Dividend Trust will notify its shareholders of the tax attributes of the Transaction after the end of the calendar year in which the Transaction occurs.

For a general description of the tax consequences of owning and disposing of Preferred Trust Common Shares, see “Taxation.”

Comparison of Distribution Policies of Dividend Trust and Preferred Trust	Under an existing order of exemption received from the Securities and Exchange Commission (the “Commission”) from Section 19(b) of the 1940 Act, Dividend Trust and Preferred Trust may distribute capital gains to shareholders more frequently than annually. Dividend Trust will continue to make monthly distributions pursuant to its distribution policy. Preferred Trust plans to make distributions quarterly.

Appraisal Rights	None of the Funds’ shareholders have appraisal rights for their shares in their respective Fund.

Manner of Effecting the Distribution

Dividend Trust’s Board is expected to declare a distribution (the “Distribution”) of all the outstanding Preferred Trust Common Shares payable to the holders of record of Dividend Trust Common Shares as of the close of business on a date (the “Distribution Record Date”) to be determined by Dividend Trust’s Board following shareholder approval of the Transaction. The Board will also determine the payable date for the Distribution (the “Distribution Date”). A vote will not be taken on the Transaction and the Distribution will not occur unless and until the Commission issues an exemptive order with respect to the Transaction. On or about the Distribution Date, Dividend Trust will contribute a portion of its assets (which is anticipated to consist largely or exclusively of cash, preferred securities, and other income producing securities) having a value of approximately $100 million to Preferred Trust.

Dividend Trust will effect the Distribution on the Distribution Date by providing for the delivery of Preferred Trust Common Shares to Computershare Trust Company, N.A. (the “Distribution Agent”) for distribution to holders of record of Dividend Trust Common Shares as of the close of business on the Distribution Record Date. The Distribution will be made on the basis of one (1) Preferred Trust Common Share for every twenty (20) Dividend Trust Common Shares outstanding on the Distribution Record Date. All such Preferred Trust Common Shares will be fully paid and non-assessable. Commencing on or about the Distribution Date, Preferred Trust Common Shares will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to shareholders.

Fractional shares of Preferred Trust Common Shares will not be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of Dividend Trust Common Shares would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. The shares may be sold by the Distribution Agent at a discount or a premium to net asset value; therefore, a shareholder may receive less or more than the net asset value for any such fractional shares. Thus, a person who holds a number of Dividend Trust Common Shares that is not an even multiple of twenty will receive the appropriate number of Preferred Trust Common Shares and cash for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than twenty Dividend Trust Common Shares will receive no Preferred Trust Common Shares in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests.

No holder of Dividend Trust Common Shares will be required to pay any cash or other consideration for Preferred Trust Common Shares received in the Distribution or to surrender or exchange Dividend Trust Common Shares in order to receive Preferred Trust Common Shares. The Distribution will not affect the number of, or the rights attaching to, outstanding Dividend Trust Common Shares.

Preferred Trust Common Shares distributed in connection with the Distribution will be freely transferable except for shares received by persons who may be deemed to be “affiliates” of Preferred Trust under the Securities Act of 1933, as amended (the “1933 Act”).

Risk Factors and Special Considerations

Except as noted herein, Dividend Trust and Preferred Trust are generally subject to the same principal risk factors, including those discussed below.

Market Risk. The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market.

Interest Rate Risk Generally. The primary risk associated with dividend-and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in the investment value of such securities. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The Funds’ use of leverage will tend to increase the Funds’ interest rate risk.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Funds’ investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Funds’ shares and dividends may decline. In addition, during any periods of rising inflation, interest rates of any debt securities held by the Funds would likely increase, which would tend to further reduce returns to shareholders. This risk is greater for fixed-income instruments with longer maturities.

Preferred Stock Risk. There are special risks associated with the Funds’ investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by a Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Funds invest will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by a Fund.

Equity Risk. Investing in a Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in a Fund represents an indirect economic stake in the securities owned by the Fund. The net asset value of a Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Industry Risk. Each Fund may invest up to 25% of its total assets in securities of a single industry. Should a Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Economic Sector Risk. While each Fund will not invest 25% or more of its total assets in securities of a single industry, the preferred securities market is currently comprised predominantly of securities issued by companies in several broad sectors of the economy: financial services, utilities and real estate. As a result, the Funds’ investment in preferred securities make the Funds more susceptible to adverse economic or regulatory occurrences affecting companies in those sectors.

Financial Services. Companies in the financial services sector are generally involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance or financial investments.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries.

Additional risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in financial services companies (including consolidations, development of new products and changes to such companies’ regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Utilities. Certain companies in the utilities sector (such as power generation and distribution) are subject to extensive governmental regulatory requirements. Certain of these regulations that are intended to limit the concentration of ownership and control of companies in these industries may prevent companies in which a Fund invests from making certain investments that they would otherwise make. Other regulations may cause utilities companies to incur substantial additional costs or lengthy delays in connection with the completion of capital investments or the introduction of new products or services to market. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit companies to implement rate increases or that such increases will be adequate to permit the payment of dividends on such issuer’s common shares. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities companies to obtain adequate relief from rate regulation.

Regulatory considerations limit the percentage of the shares of a public utility held by a fund or by an adviser and its affiliates on behalf of all their clients. Various types of ownership restrictions are imposed by the Federal Communications Commission (“FCC”) on investment in media companies and cellular licensees. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Funds’ ability to invest in certain mass media and cellular companies. These limitations may unfavorably restrict the ability of the Funds to make certain investments.

Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utilities companies’ profits and dividends paid to investors, which could result in reduced income to the Funds. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utilities sector could have a positive or negative impact on the Funds. The Investment Adviser believes that certain utilities companies’ fundamentals should continue to improve as the sector undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the sector. Improving earnings prospects, strong cash flows, share repurchases and takeovers from consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Certain companies within the utilities sector are subject to additional risks. These risks can apply to all utilities companies - regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate. Electric utilities may be burdened by unexpected increases in operating costs. They may also be negatively affected when long term interest rates rise. Long term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, cap and trade or other programs designed to reduce carbon dioxide and other greenhouse emissions, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues. Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of water utilities, the market is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Currently and historically, utilities companies have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund. Traditional utilities companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utilities companies.

Real Estate. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate sector. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Internal Revenue Code of 1986, as amended (the “Code”). There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Each Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Leverage Risk. Dividend currently uses financial leverage, and Preferred Trust will use financial leverage, for investment purposes by issuing preferred shares, and each Fund is also permitted to use other types of financial leverage, such as through the issuance of debt securities or borrowings from financial institutions. Each Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of each Fund and the asset coverage for any preferred shares or debt outstanding. Each Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Funds. The Funds cannot assure that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, to the extent each Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code.

Market Discount Risk. Each Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of a Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. The Funds cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Funds’ common shares may trade at such a discount. The Funds’ securities are designed primarily for long-term investors, and investors in the shares should not view either Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program. The Funds are intended for investors seeking long-term growth of capital. The Funds are not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of a Fund should not be considered a complete investment program. Each shareholder should take into account their Fund’s investment objective(s) as well as the shareholder’s other investments when considering an investment in the Funds.

For more detailed descriptions of these and additional risks of investing in the Funds, see “Risk Factors” in the Proxy Statement/Prospectus and “Risk Factors and Special Considerations” in the Statement of Additional Information.

Comparison of Investment Objectives and Policies of Dividend Trust and Preferred Trust

The Funds have investment objectives and policies with certain differences. Unlike Dividend Trust, which has an investment objective of seeking a high level of total return with an emphasis on dividends and income, Preferred Trust will have an investment objective of current income, with a secondary objective of capital appreciation. A comparison of the Funds’ investment objectives policies is set forth in the table below.

Dividend Trust	Preferred Trust
Investment Objective	Investment Objective

●

Provide a high level of total return on its assets with an emphasis on dividends and income.

●

Attempts to achieve investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities or other income producing securities.

●

Provide a high level of current income, with a secondary objective of capital appreciation.

●

Attempts to achieve investment objectives by investing, under normal market conditions, at least 80% of its assets in preferred securities.

Common Stock	Common Stock
● Under normal market conditions, at least 50% of assets will consist of dividend paying equity securities.	● May invest up to 20% of its assets in common stock.
Non-U.S. Securities	Non-U.S. Securities
● Up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets).	● Up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets).
Credit Ratings	Credit Ratings

●

No minimum credit rating for fixed-income debt securities.

●

Up to 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies.

● Under normal market conditions, will invest at least 80% of its assets in securities rated investment grade by recognized statistical rating agencies
Industry Concentration	Industry Concentration
● Up to 25% of its total assets in securities of issuers in a single industry.	● Up to 25% of its total assets in securities of issuers in a single industry.
Diversification	Diversification
● Diversified.	● Diversified
Leverage	Leverage
● Currently uses financial leverage for investment purposes.	● May use financial leverage for investment purposes.

FEES AND EXPENSES

The following table shows the Funds’ expenses, as a percentage of net assets attributable to common shares. All expenses of the Fund are borne, directly or indirectly, by the common shareholders. The table is based on the capital structure of the Dividend Fund as of December 31, 2024. Preferred Trust is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of Preferred Trust of $100 million. The purpose of the table and example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

	Dividend Trust		Preferred Trust
Shareholder Transaction Expenses

Dividend Reinvestment and Voluntary Cash Purchase Plan Fees
Purchase Fees	$0.75	(1)	$0.75	(1)
One-time Fee for Deposit of Share Certificates	$2.50	(1)	$2.50	(1)

Annual Operating Expenses
Management Fees	1.20	%(2)	1.20	%(3)
Interest Expense	0.53	%(4)	–%
Other Expenses	0.07	%(5)	0.43	%(5)
Total Annual Operating Expenses	1.80%		1.63%
Dividends on Preferred Shares	0.33	%(6)	1.20	%(7)
Total Annual Expenses and Dividends on Preferred Shares	2.13%		2.83%

(1)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares.
(2)	The Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.
(3)	The Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes.
(4)	Series J Preferred Shares of Dividend Trust have a mandatory redemption date of March 26, 2028 and Series M Preferred Shares of Dividend Trust have a mandatory redemption date of December 26, 2026. Therefore, for financial reporting purposes only, the dividends paid on the Series J Preferred Shares and Series M Preferred Shares of Dividend Fund are included as a component of “Interest Expense.”
(5)	“Other Expenses” are based on Dividend Trust’s actual operating expenses for the year ended December 31, 2024 and estimated amounts for Preferred Trust’s first full fiscal year.
(6)	Series J Preferred Shares of Dividend Trust have a mandatory redemption date of March 26, 2028 and Series M Preferred Shares of Dividend Trust have a mandatory redemption date of December 26, 2026. Therefore, for financial reporting purposes only, the dividends paid on the Series J Preferred Shares and Series M Preferred Shares of Dividend Fund are included as a component of “Interest Expense.”
(7)	Assumes Preferred Trust issues preferred shares with liquidation preference of $20 million and a dividend rate of 6.00%.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Dividend Trust Common Shares	$22	$67	$114	$246
Preferred Trust Common Shares	$29	$88	$149	$316

The example should not be considered a representation of future expenses. The example is based on total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5-, and 10-year periods in the table above would be as follows (based on the same assumptions as above): $13, $40, $70, and $153 for Dividend Trust and $17, $51, $89, and $193 for Preferred Trust.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

The following unaudited pro forma statement of assets and liabilities of Dividend Trust and Preferred Trust assumes that the Distribution occurred as of July 25, 2025, that the spin-off was at a rate of one Preferred Trust Common Share for every twenty Dividend Trust Common Shares resulting in 4,430,489 Preferred Trust Common Shares outstanding and that the assets contributed to Preferred Trust were valued at fair market value.

As of July 25, 2025

Dividend Trust		Pro Forma Dividend Trust	Pro Forma Preferred Trust
	Assets:
3,140,629,631	Investments, at value	3,040,629,631	100,000,000
4,458,439	Cash and other assets	4,458,439	0
3,145,088,070	Total Assets	3,045,088,070	100,000,000
5,428,515	Liabilities	5,428,515	0
484,434,400	Preferred Stock	484,434,400	0
2,655,225,155	Net Assets Attributable to Common Shareholders	2,555,225,155	100,000,000
	Net Assets Attributable to Common Shareholders Consist of:
1,269,858,856	Paid-in capital, at $0.001 par value	1,169,858,856	100,000,000
1,385,366,299	Net distributable earnings	1,385,366,299	0
2,655,225,155	Total Net Assets	2,555,225,155	100,000,000
29.97	Net Asset Value Per Common Share	28.84	22.57

Set forth below is information with respect to Dividend Trust Common Shares and Preferred Trust Common Shares following the Distribution. The following table assumes that the Distribution will be based on the 88,609,789 Dividend Trust Common Shares outstanding as of July 25, 2025.

	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Dividend Trust Common Shares	unlimited	—	88,609,789
Preferred Trust Common Shares	unlimited	—	4,430,489

Dividend Trust Preferred Shares
Series H Preferred Shares	2,000,000	—	1,910,360
Series J Preferred Shares	6,116	—	5,804
Series K Preferred Shares	6,000,000	—	5,403,016
Series M Preferred Shares	20,000,000		15,650,000
Preferred Trust Preferred Shares	unlimited	—	—

THE PROPOSAL

To approve the contribution of a portion of Dividend Trust’s assets (which are anticipated to consist largely or exclusively of cash, preferred securities, and other income producing securities) having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025), to a newly-organized, diversified, closed-end management investment company, Preferred Trust, and to distribute Preferred Trust common shares to common shareholders of Dividend Trust.

THE TRANSACTION

Background

Dividend Trust commenced investment operations on November 28, 2003. Currently, Dividend Trust operates as a diversified, closed-end management investment company seeking to provide a high level of total return on its assets with an emphasis on dividends and income. As of July 25, 2025, Dividend Trust’s total net assets approximated $3.14 billion.

The Dividend Trust Board has determined that increased investment in preferred securities could provide attractive opportunities for current income as well as capital growth. The Dividend Trust Board has determined that the transaction will provide Dividend Trust common shareholders with a new closed-end fund that is able to invest a significantly greater percentage of its assets in preferred securities than Dividend Trust currently can in order to take advantage of these potential opportunities.

The Dividend Trust Board believes the proposed Transaction is in the best interests of Dividend Trust and its common shareholders.

Description Of The Transaction

In order to provide common shareholders additional opportunities for capital gains from their investments, the Board has approved, subject to shareholder approval and the receipt of an exemptive order from the Commission, the contribution of a portion of Dividend Trust’s net assets having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025) to Preferred Trust, a newly-formed investment company organized as an unincorporated statutory trust under the laws of the State of Delaware and wholly owned by Dividend Trust. It is anticipated that the contributed assets will consist largely or exclusively of cash, preferred securities, and other income producing securities. All Preferred Trust Common Shares will then be distributed by Dividend Trust as a dividend to its common shareholders at a rate of one (1) Preferred Trust Common Share for every twenty (20) Dividend Trust Common Shares held. Holders of Dividend Trust Preferred Shares will not participate in the Transaction, and the Transaction will not affect those holders except that the asset coverage of Dividend Trust Preferred Shares as required under the 1940 Act and under rating agency guidelines will be reduced to an immaterial extent. A vote will not be taken on the Transaction unless and until the Commission issues an exemptive order with respect to the Transaction.

Dividend Trust’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Dividend Trust attempts to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of Dividend Trust’s assets consist of dividend paying equity securities. Dividend Trust may invest up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets) and up to 25% of its total assets in securities of issuers in a single industry. There is no minimum credit rating for fixed-income debt securities in which Dividend Trust may invest, although it will not invest more than 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies. Dividend Trust’s investments in the lower rating categories are typically those rated “BB” by Standard & Poor’s Ratings Services (“S&P”) or “Ba” by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality, all of which are commonly referred to as “junk bonds.”

The primary investment objective of Preferred Trust is current income, with a secondary objective of capital appreciation. Preferred Trust attempts to achieve its investment objective by investing, under normal market conditions, at least 80% of its net asset plus borrowings for investment purposes in preferred securities.

Preferred Trust will register under the 1940 Act as a diversified, closed-end investment company, and the Investment Adviser will serve as investment adviser to Preferred Trust. The advisory fee structure for Preferred Trust will be the same as that for Dividend Trust (See “Management of Dividend Trust and Preferred Trust” herein and “Investment Advisory and Administrative Arrangements” in the SAI.), and application will be made to list Preferred Trust Common Shares on the NYSE. The Distribution Record Date and the Distribution Date will be determined by the Board following shareholder approval of the Transaction. The investment objective and policies and other matters relating to Preferred Trust’s structure are described below. See “Investment Objectives and Policies of Dividend Trust and Preferred Trust.”

The Board believes that the Transaction will result in the following benefits to Dividend Trust common shareholders:

1. The common shareholders will receive shares of an investment company with a different investment strategy from Dividend Trust, focused primarily on preferred securities which potentially offer attractive opportunities for capital appreciation and current income and may be less sensitive to interest rate fluctuations than other types of income-producing securities.

2. The common shareholders will receive shares of an investment company with a different risk-return profile from Dividend Trust, thereby providing common shareholders with the following alternatives: (a) retaining their shares in both Dividend Trust and Preferred Trust; (b) selling their Preferred Trust shares and retaining their Dividend Trust shares; or (c) selling their Dividend Trust shares and retaining their Preferred Trust shares. As a consequence, Dividend Trust’s common shareholders may more closely align their investment portfolio with their desired exposure to different segments of the equity market. If a shareholder sells either of his or her Dividend Trust Common Shares or Preferred Trust Common Shares, the shareholder can be expected to incur brokerage commissions and such sale may constitute a taxable event for the shareholder.

3. Preferred Trust Common Shares will be issued at a much lower transaction cost to investors than is typically the case for a newly-organized closed-end equity fund since there will be no underwriting discounts, sales charges, or commissions. The Transaction will not result in an increase in the aggregate net assets of Dividend Trust and Preferred Trust.

The Board believes that the benefits of the Transaction outlined above outweigh the costs of the Transaction. For a description of the costs and expenses relating to the Transaction, see “Transaction Expenses” below.

Certain U.S. Federal Income Tax Consequences Of The Transaction

The following discussion should be read in conjunction with the discussion in “Taxation” below and is subject to the qualifications and assumptions set forth therein.

An amount equal to the fair market value of Preferred Trust Common Shares distributed to a Dividend Trust common shareholder plus the amount of any cash in lieu of fractional Preferred Trust Common Shares distributed to a Dividend Trust common shareholder (collectively, the “amount of the distribution”) will be treated as a taxable dividend to the extent of Dividend Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the Dividend Trust common shareholder as a distribution of ordinary income, long-term capital gain or a combination of both (generally depending on the character of Dividend Trust’s taxable income for the taxable year of the Transaction). The portion of the distribution that is treated as ordinary income may, depending on the circumstances, consist in whole or in part of “qualified dividend income” in the case of non-corporate Dividend Trust shareholders, in accordance with the rules described under the heading “Taxation”. To the extent that the amount of the distribution exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the Dividend Trust common shareholder’s tax basis in its Dividend Trust Common Shares accordingly, and, once that basis has been reduced to zero, any remaining amount will be taxable as gain realized from a deemed sale of Dividend Trust Common Shares. Foreign shareholders of Dividend Trust that participate in the Transaction will generally be subject to the same rules described under the heading “Taxation” for distributions to foreign shareholders of Preferred Trust, including the potential applicability of a 30% withholding tax on the portion of the Transaction distribution that is treated as an ordinary income dividend.

Each Dividend Trust common shareholder will take a fair market value tax basis in the Preferred Trust Common Shares received and will have a holding period for the Preferred Trust Common Shares that begins on the day following the date of the distribution.

The actual tax impact of the Transaction will be affected by a number of factors that are unknown at this time, including Dividend Trust’s final earnings and profits for the taxable year in which the distribution occurs, the fair market value of Preferred Trust’s common shares on the date of the Transaction, and the character of Dividend Trust’s taxable income for the taxable year in which the distribution occurs. Thus, a definitive calculation of the U.S. federal income tax impact of the Transaction will not be possible until after the end of the taxable year in which the Transaction occurs. Provided that Dividend Trust, as is expected, does not contribute securities with significant unrealized appreciation to Preferred Trust, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year in which the Transaction occurs. Dividend Trust will notify its shareholders of the tax attributes of the Transaction after the end of the calendar year in which the Transaction occurs.

For a general description of the tax consequences of owning and disposing of Preferred Trust Common Shares, see “Taxation.”

Exchange Listing

Application will be made to list Preferred Trust Common Shares on the NYSE, subject to notice of issuance thereof. Although there is no current trading market for Preferred Trust Common Shares, it is expected that “when issued” trading of such shares will commence on the NYSE two business days prior to the Distribution Record Date.

Transaction Expenses

The costs of organizing Preferred Trust and effecting the distribution of Preferred Trust Common Shares to Dividend Trust’s common shareholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, are estimated to be approximately $1,100,000 and will be borne by Dividend Trust. In addition, Preferred Trust will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by Dividend Trust for similar services after the distribution, will likely exceed the fees currently payable by Dividend Trust for those services. It is not expected that the Distribution will have a significant effect on the annual expenses of Dividend Trust as a percentage of its net assets.

Manner of Effecting the Distribution

If the Transaction is approved by shareholders of Dividend Trust and all other conditions thereto are satisfied, the Dividend Trust Board is expected to authorize and cause Dividend Trust to declare the Distribution of all the outstanding Preferred Trust Common Shares, payable on the Distribution Date to the holders of record of Dividend Trust Common Shares as of the close of business on the Distribution Record Date. The Distribution Record Date and the Distribution Date will be determined by the Dividend Trust Board promptly following shareholder approval of the Transaction.

Dividend Trust will effect the Distribution on the Distribution Date by providing for the delivery of Preferred Trust Common Shares to the Distribution Agent for distribution to holders of record of Dividend Trust Common Shares as of the close of business on the Distribution Record Date. The Distribution will be made at an approximate rate of one (1) Preferred Trust Common Share for every twenty (20) Dividend Trust Common Shares outstanding on the Distribution Record Date. All such Preferred Trust Common Shares will be fully paid and nonassessable. The holders of Preferred Trust Common Shares will have no preemptive rights to subscribe for additional Preferred Trust Common Shares or other securities of Preferred Trust. See “Description of the Securities.” Commencing on or about the Distribution Date, Preferred Trust Common Shares will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to shareholders.

No fractional Preferred Trust Common Shares will be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of Dividend Trust Common Shares would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. Thus, a person who holds a number of Dividend Trust Common Shares that is not an even multiple of twenty will receive the appropriate number of Preferred Trust Common Shares and cash for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than twenty Dividend Trust Common Shares will receive no Preferred Trust Common Shares in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests. Sales of fractional Preferred Trust Common Shares are expected to be made as soon as practicable after the Distribution Date and checks representing proceeds of fractional share sales of Preferred Trust Common Shares will be mailed shortly thereafter. Dividend Trust will bear the cost of commissions incurred in connection with such sales.

No holder of Dividend Trust Common Shares will be required to pay to Dividend Trust any cash or other consideration for Preferred Trust Common Shares received in the Distribution or to surrender or exchange shares of Dividend Trust Common Shares in order to receive Preferred Trust Common Shares. The Distribution will not affect the number of, nor the rights attaching to, outstanding Dividend Trust Common Shares.

Preferred Trust Common Shares distributed in connection with the Distribution will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of Preferred Trust under the 1933 Act. Persons who may be deemed to be “affiliates” of Preferred Trust after the Distribution generally include individuals or entities that control, are controlled by or are under common control with Preferred Trust, and may include certain officers and directors of Preferred Trust as well as principal shareholders of Preferred Trust. Persons who are affiliates of Preferred Trust will be permitted to sell their Preferred Trust Common Shares only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Section 4(2) of the 1933 Act and Rule 144 thereunder.

Costs Associated With Sales of Preferred Trust Common Shares

If a Dividend Trust common shareholder sells Preferred Trust Common Shares that he or she receives in the Distribution, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder. Although it is anticipated that Preferred Trust Common Shares will be listed on the NYSE, Preferred Trust is newly organized and has no operating history or history of public trading. There can be no assurance as to the depth and liquidity of the market that may develop for Preferred Trust Common Shares.

Allocation of Investment Opportunities

After the Distribution, Dividend Trust and Preferred Trust and other clients of the Investment Adviser or its affiliates may purchase or sell the same securities. The Investment Adviser follows a policy of allocating purchases and sales of the same security among Dividend Trust and other managed accounts in a manner deemed fair and equitable to all accounts. See “Portfolio Transactions.”

INVESTMENT OBJECTIVES AND POLICIES OF
DIVIDEND TRUST AND Preferred Trust

Dividend Trust

The objective of Dividend Trust is to provide a high level of total return on its assets with an emphasis on dividends and income. No assurance can be given that Dividend Trust will achieve its investment objective. Dividend Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of Dividend Trust’s assets consist of dividend paying equity securities. In making stock selections, the Investment Adviser looks for securities that have a superior yield and capital gains potential.

Preferred Trust

The primary objective of Preferred Trust is current income, with a secondary objective of capital appreciation. No assurance can be given that Preferred Trust will achieve its investment objective. Preferred Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its net asset plus borrowings for investment purposes in preferred securities.

Preferred Trust’s policy to invest at least 80% of its net assets in preferred securities may be changed by the Board; however, if this policy changes, Preferred Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules.

Certain Investment Practices

Except as noted below, Dividend Trust and Preferred Trust generally have the same investment practices. Each Fund’s investment practices are discussed below.

Equity Securities. Under normal market conditions Dividend Trust invests at least 50% of its total assets in dividend paying equity securities, i.e., common stocks and preferred stocks. Under normal market conditions, Preferred Trust may invest up to 20% of its assets in common stocks.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which each Fund invests will be declared or otherwise made payable.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated “BBB” or better by S&P or “Baa” or better by Moody’s or considered by the Investment Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which Dividend Trust may invest. Under normal market conditions, Preferred Trust will invest at least 80% of its assets in securities rated investment grade by recognized statistical rating agencies. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See “—Non-Investment Grade Securities.”

The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation and periodic income. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed-income securities, which may result in above average appreciation if the company’s performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in capital appreciation if the price of the company’s common stock recovers.

Preferred Trust’s preferred securities investments may include traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed-to-floating rate preferred securities; and contingent capital securities (CoCos).

Foreign Securities. Dividend Trust may invest up to 35% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. Preferred Trust may invest up to 100% of its total assets in securities of non-U.S. issuers, including up to 25% of its total assets in securities issued by companies domiciled in emerging market countries. The Fund will not invest more than 10% of its total assets in securities issued by companies domiciled in any one emerging market country. The Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.

The Investment Adviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Funds may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. See “Risk Factors—Dividend Trust and Preferred Trust—General Risks—Foreign Securities Risk.”

Non-Investment Grade Securities. Dividend Trust may invest up to 10% of its total assets in fixed-income nonconvertible securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. Preferred Trust may invest up to 10% of its total assets in fixed-income nonconvertible securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Non-investment grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed-income securities), a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in non-investment grade securities, Dividend Trust may invest in securities of issuers in default. Dividend Trust will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, Dividend Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Funds, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Funds, although the Investment Adviser will consider these events in determining whether the Funds should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Developing Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Funds invest in companies headquartered in developing, or emerging market, countries. Dividend Trust may invest up to 35% of its total assets in securities of companies headquartered in developing countries. Preferred Trust may invest up to 25% of its total assets in securities issued by companies domiciled in emerging market countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability of a Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Value Investing. Each Fund’s portfolio managers will use various value methods in managing its assets. In selecting securities for a Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Each Fund’s portfolio managers generally will invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Investment Adviser’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, the Investment Adviser believes that it can reduce some of the risks of investing in small-cap and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Although the Investment Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Securities Subject to Reorganization. The Funds may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. The Investment Adviser has experience investing in securities subject to reorganization as a secondary strategy, and has advised a registered open-end fund since May 1993 and a registered closed-end fund since January 2007 which from time to time use risk arbitrage as a principal investment strategy. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments. Under normal market conditions at least 80% of Dividend Trust’s assets consist of “dividend paying securities,” i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or “income securities,” i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. Under normal market conditions, Preferred Trust will invest at least 80% of its net assets in preferred securities or other income producing securities. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), each Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Funds may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Funds may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Funds are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Funds will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of Dividend Trust and Preferred Trust.” The Funds may find it more difficult to achieve its investment objective during temporary defensive periods.

Options. The Funds may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of each Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Funds may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of each Fund’s total assets. There is no limit on the amount of options the Fund may write (sell).

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Funds will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Funds will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Funds would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to each Fund’s writing of put and call options, there can be no assurance that the Funds will succeed in any option-writing program it undertakes.

Futures Contracts and Options on Futures. The Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, each Fund’s investments in derivative instruments described in this Proxy Statement/Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”).

Forward Foreign Currency Exchange Contracts. Subject to guidelines of each Fund’s Board of Trustees, each Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Funds may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Each Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. Each Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of each Fund’s total assets or 5% of such issuer’s voting securities. The Funds also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Funds may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, a Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

Each Fund expects to make short sales both to obtain capital gain from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by a Fund collateralized by underlying securities. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of a Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. Each Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Restricted and Illiquid Securities. The Funds may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by each Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Industry Concentration. Each Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See “Risk Factors—Dividend Trust and Preferred Trust—General Risks—Industry Risk.”

Leveraging. Dividend Trust currently uses leverage. Preferred Trust may use leverage. As provided in the 1940 Act and subject to certain exceptions, a Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with Commission staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value of its common stock for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors—Dividend Trust and Preferred Trust—General Risks—Leverage Risk.”

In the event a Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Investment Restrictions. Each Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Statement of Preferences for each of Dividend Trust’s outstanding preferred shares, a majority, as defined in the 1940 Act, of the outstanding preferred shares of Dividend Trust (voting together as a single class but separately from its common shares) is also required to change a fundamental policy. Each Fund’s investment restrictions are more fully discussed under “Investment Restrictions.”

Loans of Portfolio Securities. To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Risk Factors and Special Considerations—Loans of Portfolio Securities Risk” in the SAI.

Portfolio Turnover. The Funds will buy and sell securities to accomplish its investment objective. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal years ended December 31, 2022, 2023 and 2024, the portfolio turnover rate of Dividend Trust was 10%, 10% and 13% respectively. Preferred Trust has no operating history. Each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

Further information on the investment objective and policies of the Fund are set forth in the SAI.

INVESTMENT METHODOLOGY OF DIVIDEND TRUST AND Preferred Trust

In selecting securities for Dividend Trust and Preferred Trust, the Investment Adviser normally will consider the following factors, among others:

●	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the funds as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

INVESTMENT RESTRICTIONS

Each Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund voting together as a single class. In addition, pursuant to the Statements of Preferences of Dividend Trust, the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding preferred shares of Dividend Trust voting as a separate class is also required to change a fundamental policy. If the Preferred Trust issues and has outstanding preferred shares, the same class vote will be required to change any of its fundamental policies. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. Each Fund may not:

1.	invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry, except that Preferred Trust may invest more than 25% of its total assets in issuers in the each of the groups of industries that make up the financials sector, the utilities sector and REITs. This restriction does not apply to investments in U.S. government securities;

2.	purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

3.	make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

4.	borrow money, except to the extent permitted by applicable law;

5.	issue senior securities, except to the extent permitted by applicable law; or

6.	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

Each Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any. Neither the applicable Fund’s investment objective(s) nor, except as expressly stated above, any of its policies are fundamental, and each may be modified by the Board without shareholder approval.

With respect to investment restriction (2), each Fund may only sell commodities or commodity contracts to the extent consistent with maintaining its or the Investment Adviser’s exclusion from “commodity pool operator” status under CFTC Rule 4.5.

With respect to investment restriction (5), the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. A Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” The investment restriction in (5) above will be interpreted to permit the Funds to (a) engage in in securities lending in accordance with SEC staff guidance and interpretations and (b) settle securities transactions within the ordinary settlement cycle for such transactions.

With respect to investment restriction (6), under the 1940 Act, each Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares (measured by liquidation value) and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. The 1940 Act also generally restricts a Fund from declaring cash distributions on, or repurchasing, common or preferred shares unless outstanding debt securities have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares), or from declaring cash distributions on, or repurchasing, common shares unless preferred shares have an asset coverage of 200% (in each case, after giving effect to such distribution or repurchase).

RISK FACTORS

Except as noted below, Dividend Trust and Preferred Trust are generally subject to the same principal risk factors. The principal risk factors of the Funds are discussed below.

Dividend Trust and Preferred Trust

Each of Dividend Trust and Preferred Trust is subject to the following risks:

General Risks

Market Risk. The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Funds’ investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Funds’ investments. Any market disruptions could also prevent the Funds from executing advantageous investment decisions in a timely manner. To the extent that a Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Funds being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price their portfolio investments.

Interest Rate Risk Generally. The primary risk associated with dividend-and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in the investment value of such securities. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset.

General interest rate fluctuations may have a substantial negative impact on the Funds’ investments, the value of the Funds and the Funds’ rates of return. A reduction in the interest or dividend rates on new investments relative to interest or dividend rates on current investments could also have an adverse impact on the Funds’ net investment income. An increase in interest rates could decrease the value of any investments held by the Funds that earn fixed interest or dividend rates, including debt securities, convertible securities, preferred stocks, loans and high-yield bonds, and also could increase interest or dividend expenses, thereby decreasing net income.

The magnitude of these fluctuations in the market price of bonds and other income- or dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of a Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Funds may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Funds invest in securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Funds) when interest rates rise. Moreover, because rates on certain floating rate securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of each Fund to the extent that it invests in floating rate securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income- or dividend-paying securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Funds’ use of leverage will tend to increase the Funds’ interest rate risk. The Funds may invest in variable and floating rate instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Funds also may invest in inverse floating rate securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate obligations with similar credit quality. To the extent the Funds hold variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Funds’ common shares.

There is a risk that heightened interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Funds and the investments held by the Funds. These impacts may include:

●	severe declines in a Fund’s net asset values;

●	inability of the Funds to accurately or reliably value their portfolios;

●	inability of the Funds to pay any dividends or distributions;

●	inability of each Fund to maintain its status as a RIC under the Code;

●	declines in the value of the Funds’ investments

●	increased risk of default or bankruptcy by the companies in which the Funds invest;

●	increased risk of companies in which the Funds invest being unable to weather an extended cessation of normal economic activity and thereby impairing their ability ot continue functioning as a going concern; and

●	limited availability of new investment opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Funds’ investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Funds’ shares and dividends may decline. In addition, during any periods of rising inflation, interest rates of any debt securities held by the Funds would likely increase, which would tend to further reduce returns to shareholders. This risk is greater for fixed-income instruments with longer maturities.

Preferred Stock Risk. There are special risks associated with the Funds’ investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by a Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Funds invest will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

●	Limited Voting Rights. Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by a Fund.

Equity Risk. Investing in a Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in a Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of a Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in a Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Funds invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Convertible Securities Risk. A convertible security is a bond, debenture, corporate note, preferred stock or other securities that may be exchanged or converted into a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have the same overall characteristics as non-convertible debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. Convertible securities rank senior to common stock in an issuer’s capital structure. They are of a higher credit quality and entail less risk than an issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Merger Arbitrage Risk. The Funds may invest in securities of companies for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The principal risk of such investments is that certain of such proposed transactions may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Funds may realize losses. Such risk is sometimes referred to as “merger arbitrage risk.” Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the applicable Fund originally anticipated, reducing the level of desired return to the Fund.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Funds from such investment activity.

Recapitalization Risk. In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the applicable Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by a Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Funds will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Dividend-producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Funds’ investments in dividend-producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend-producing equity income securities can be highly volatile. Investors should not assume that the Funds’ investments in these securities will necessarily reduce the volatility of the Funds’ net asset value or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Value Investing Risk. Each Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Fixed Income Securities Risks. Fixed income securities in which the Funds may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income-or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. See “—General Risks—Interest Rate Risks Generally.”

●	Issuer Risk. Issuer risk is the risk that the value of an income-or dividend-paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

●	Credit Risk. Credit risk is the risk that one or more income-or dividend-paying securities in a Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent a Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Non-Investment Grade Securities.” In addition, to the extent a Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

●	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income-or dividend-paying securities, such payments often occur during periods of declining interest rates, forcing the Funds to re-invest in lower yielding securities, resulting in a possible decline in the Funds’ income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by a Fund, prepayment risk may be enhanced.

●	Reinvestment Risk. Reinvestment risk is the risk that income from a Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

●	Duration and Maturity Risk. The Funds have no set policy regarding portfolio maturity or duration of the fixed-income securities they may hold. The Investment Adviser may seek to adjust the duration or maturity of each Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Investment Adviser deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 5%; if interest rates increase by 1%, the net asset value will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time.

Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of a Fund’s shares and that actual price movements in a Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. Each Fund may incur costs in seeking to adjust its portfolio average duration or maturity. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

●	the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

●	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Funds will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

●	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

●	to the extent that a Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Non-Investment Grade Securities. Each Fund may invest in below investment-grade securities, also known as high-yield securities or “junk” bonds. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities considered by the Investment Adviser to be of comparable quality) are referred to in the financial press as “junk bonds” or “high yield” securities and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

●	greater volatility;

●	greater credit risk and risk of default;

●	potentially greater sensitivity to general economic or industry conditions;

●	potential lack of attractive resale opportunities (illiquidity); and

●	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Funds invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Funds bear the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Small and Mid-Cap Company Risk. The Funds may invest in the equity securities of small-cap and/or mid-cap companies.

Small and mid-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product or business lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Changes in any one line of business, therefore, may have a greater impact on a small or mid-cap company’s stock price than is the case for a larger company. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these small and mid-cap companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a small or mid-cap company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them.

The securities of small and mid-cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, small and mid-cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small and mid-cap securities requires a longer-term view.

Small and mid-cap companies, due to the size and kinds of markets that they serve, may be less susceptible than large-cap companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Industry Risk. Each Fund may invest up to 25% of its total assets in securities of a single industry. Should a Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Economic Sector Risk. While each Fund will not invest 25% or more of its total assets in securities of a single industry, the preferred securities market is currently comprised predominantly of securities issued by companies in several broad sectors of the economy: financial services, utilities and real estate. As a result, the Funds’ investment in preferred securities make the Funds more susceptible to adverse economic or regulatory occurrences affecting companies in those sectors.

●	Financial Services. Companies in the financial services sector are generally involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance or financial investments.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries.

Additional risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in financial services companies (including consolidations, development of new products and changes to such companies’ regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

●	Utilities. Certain companies in the utilities sector (such as power generation and distribution) are subject to extensive governmental regulatory requirements. Certain of these regulations that are intended to limit the concentration of ownership and control of companies in these industries may prevent companies in which a Fund invests from making certain investments that they would otherwise make. Other regulations may cause utilities companies to incur substantial additional costs or lengthy delays in connection with the completion of capital investments or the introduction of new products or services to market. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit companies to implement rate increases or that such increases will be adequate to permit the payment of dividends on such issuer’s common shares. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities companies to obtain adequate relief from rate regulation.

Regulatory considerations limit the percentage of the shares of a public utility held by a fund or by an adviser and its affiliates on behalf of all their clients. Various types of ownership restrictions are imposed by the Federal Communications Commission (“FCC”) on investment in media companies and cellular licensees. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Funds’ ability to invest in certain mass media and cellular companies. These limitations may unfavorably restrict the ability of the Funds to make certain investments.

Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utilities companies’ profits and dividends paid to investors, which could result in reduced income to the Funds. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utilities sector could have a positive or negative impact on the Funds. The Investment Adviser believes that certain utilities companies’ fundamentals should continue to improve as the sector undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the sector. Improving earnings prospects, strong cash flows, share repurchases and takeovers from consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Certain companies within the utilities sector are subject to additional risks. These risks can apply to all utilities companies - regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate. Electric utilities may be burdened by unexpected increases in operating costs. They may also be negatively affected when long term interest rates rise. Long term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, cap and trade or other programs designed to reduce carbon dioxide and other greenhouse emissions, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues. Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of water utilities, the market is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Currently and historically, utilities companies have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund. Traditional utilities companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utilities companies.

●	Real Estate. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate sector. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Each Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

U.S. Government Securities and Credit Rating Downgrade Risk. The Funds may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. On August 1, 2023, Fitch Ratings lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” This and any further downgrades of U.S. credit ratings could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Investment Adviser monitors developments and seeks to manage each Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

●	the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

●	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

●	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

●	to the extent that a Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries. Dividend income the Funds receive from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid and their prices more volatile than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations, and there is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts and there may be less developed bankruptcy laws. Foreign markets also have different clearance and settlement procedures that could cause the Funds to encounter difficulties in purchasing and selling securities on such markets and may result in the Funds missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Funds also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Funds may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Funds will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Funds’ shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

●	Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Funds’ investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Funds’ investment flexibility, their ability to achieve their investment objectives or the value of certain of their foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Funds’ transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital. In certain cases, each Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

●	EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the European Monetary Union (“EMU”), on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Funds’ portfolios. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Funds’ portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Funds’ investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Funds may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

●	Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries, including countries that may be considered “frontier” markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

●	Frontier Markets Risk. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of a Fund’s shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of a Fund’s shares to decline.

●	Governments of many frontier countries in which the Funds may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

●	Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

●	Brexit Risk. The United Kingdom ceased to be a member of the European Union (the “EU”) on January 31, 2020 (“Brexit”). A Trade and Cooperation Agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. While the TCA regulates a number of important areas, significant parts of the United Kingdom economy are not addressed in detail by the TCA, including in particular the services sector, which represents the largest component of the United Kingdom’s economy. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits of member states from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Funds’ investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.

●	Russia. As a result of Russia’s military invasion of Ukraine in February 2022, the United States and other countries imposed broad-reaching political and economic sanctions on Russia, certain Russian allies believed to be providing them military or financial support, on private and public companies domiciled in Russia, including public issuers and banking and financial institutions, and on a variety of individuals. These sanctions, combined with equivalent measures taken by foreign businesses ceasing operations in Russia, continue to adversely impact global financial markets, disrupt global supply chains, and impair the value and liquidity of issuers and funds that continue to maintain exposure to Russia and its allies, Russian investments, and sectors that can be impacted by restrictions on Russian imports and exports, such as the oil and gas industry.

It is not possible to predict the duration or extent of longer-term consequences of this conflict, which could include further sanctions, retaliatory measures taken by Russia, embargoes, regional instability, geopolitical shifts and adverse effects on macroeconomic conditions, security conditions, currency exchange rates, and financial markets around the globe. Any of the foregoing consequences, including those we cannot yet predict, may negatively impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries impacted by the invasion. In general terms, the overall negative impact to the Fund will depend on the extent to which the Fund is prohibited from selling or otherwise transacting in their investments at any given time and whether a fair market valuation can be readily obtained, particularly for any Russian currency-denominated investments and investments in US dollar-denominated American Depositary Receipts representing securities of Russian issuers.

Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, a Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in a Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. A Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining a Fund’s net asset value and the price the Fund actually receives upon sale.

Special Risks Related to Investment in Derivatives. The Funds may participate in certain derivative transactions, as described herein. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in derivatives transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities or other referenced instruments or markets is inaccurate, the consequences to a Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of derivatives transactions include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

●	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain positions to avoid adverse tax consequences;

●	the possible inability of a Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to remain in compliance with the 1940 Act restrictions regarding derivatives transactions; and

●	the creditworthiness of counterparties.

Certain derivatives may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Funds to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which derivatives are traded may impose limits on the positions that the Funds may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should a Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of a Fund’s net asset value and may materially adversely affect a Fund in situations in which the Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. Derivatives may give rise to a form of leverage and may expose a Fund to greater risk and increase its costs. Future CFTC or SEC rulemakings could potentially further limit or completely restrict the Funds’ ability to use these instruments as a part of the Funds’ investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments or affect the pricing or other factors relating to these instruments or may change the availability of certain investments. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the applicable Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities). Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose a Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and a Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Funds may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Funds to execute their investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Funds’ ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Leverage Risk. Dividend currently uses financial leverage, and Preferred Trust will use financial leverage, for investment purposes by issuing preferred shares, and each Fund is also permitted to use other types of financial leverage, such as through the issuance of debt securities or borrowings from financial institutions. As of December 31, 2024, the amount of leverage represented approximately 16% of the Dividend’s net assets. As provided in the 1940 Act and subject to certain exceptions, each Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding.

Each Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of each Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of each Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. Each Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Funds. To the extent each Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Funds cannot assure that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, to the extent each Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under Subchapter M of the Code.

Any decline in the net asset value of a Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of a Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. A Fund might be in danger of failing to maintain the required asset coverage of its borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or, in an extreme case, a Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the preferred shares or notes. In order to counteract such an event, a Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or notes.

Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on a Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on a Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If a Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders and do not reduce the principal due to noteholders on maturity or the liquidation preference to which preferred shareholders are entitled. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, each Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over a Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, a Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of such Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) and exceeds 200% of the amount of preferred shares and debt outstanding (i.e., for every dollar in liquidation preference of preferred stock outstanding, the Fund is required to have two dollars of assets), which is referred to as the “asset coverage” required by the 1940 Act. In the event a Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of a Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if a Fund does not pay interest when due, it will trigger an event of default and each Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the Trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the applicable Fund. The 1940 Act also generally restricts a Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). Each Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of a Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While each Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, the Funds must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on a Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, such Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately 16% of each Fund’s total net assets (Dividend Trust’s amount of outstanding financial leverage as of December 31, 2024), and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 4.61%, then the total return generated by each Fund’s portfolio (net of estimated expenses) must exceed approximately 0.72% and 0.80%, respectively, of such Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage.

Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of a Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. The table further reflects leverage representing 16% of each Fund’s net assets (Dividend Trust’s amount of outstanding financial leverage as of December 31, 2024), Dividend Trust’s current projected blended annual average leverage dividend or interest rate of 4.61% (the average dividend rate on Dividend Trust’s outstanding financial leverage as of December 31, 2024), a base management fee at an annual rate of 1.00% and estimated annual incremental expenses attributable to any outstanding preferred shares of approximately 0.01% and 0.003, respectively, of the applicable Fund’s net assets attributable to common shares. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholder (Dividend Trust)	(13.04)%	(7.07)%	(1.09)%	4.88%	10.86%
Corresponding Return to Common Shareholder (Preferred Trust)	(13.13)%	(7.13)%	(1.13)%	4.87%	10.87%

Common share total return is composed of two elements—the common share distributions paid by a Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities a Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% each Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. Each Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of a Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Funds may issue will be affected by such factors as the applicable Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Funds, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Funds’ common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of a Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Funds’ securities are designed primarily for long-term investors, and investors in the shares should not view either Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program. The Funds are intended for investors seeking long-term growth of capital. The Funds are not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of a Fund should not be considered a complete investment program. Each shareholder should take into account their Fund’s investment objective(s) as well as the shareholder’s other investments when considering an investment in the Funds.

Management Risk. The Funds are subject to management risk because each is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Funds, except as set forth in each Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Funds’ investment activities to the Investment Adviser, subject to oversight by the Board.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Funds’ investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Funds could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters in certain parts of the world, terrorist attacks in the United States and around the world, trade or tariff arrangements, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, historical adversaries and the international community generally, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the Economic and Monetary Union, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form a virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on each Fund’s returns and net asset value. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Funds’ investments and operations. In addition, the Funds’ ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Funds.

Uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Funds’ performance or impair each Fund’s ability to achieve its investment objective(s).

The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Funds’ portfolios. It is not known how long the securities markets may be affected by similar events, and the effects of similar events in the future on the U.S. economy and securities markets cannot be predicted. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The effect of any changes to the Code on the value of the Funds’ assets or the Funds’ common shares or market conditions generally is uncertain.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Funds, including by making valuation of some of the Funds’ securities uncertain and/or result in sudden and significant valuation increases or declines in the Funds’ holdings. If there is a significant decline in the value of a Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine and the Hamas terrorist attacks and resulting conflict, spread of infectious disease or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Funds and their investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates and/or a return to unfavorable economic conditions could impair the Funds’ ability to achieve their investment objectives.

Regulation and Government Intervention Risk. Changes enacted by the current or future presidential administration could significantly impact the regulation of financial markets in the U.S. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. Potential changes that could be pursued by the current or future presidential administrations could include changes to and changes to regulatory enforcement priorities. It is not possible to predict which, if any, actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the U.S. The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Funds and the Funds’ ability to achieve its investment objective(s).

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have a material adverse effect on each Fund’s net asset value.

In addition, the rules dealing with the U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The effect of any changes to the Code is uncertain, both in terms of the direct effect on the taxation of an investment in the Funds’ shares and their indirect effect on the value of the Funds’ assets, Fund shares or market conditions generally.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the closed-end fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Funds’ ability to engage in transactions, and/or increase overall expenses of the Funds.

The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Funds and their ability to achieve their investment objectives.

SOFR Risk. As of June 30, 2023, overnight and 12-month US dollar London Interbank Offered Rate (“LIBOR”) settings permanently ceased. 1-, 3-, and 6-month U.S. dollar LIBOR settings ceased to be published as of September 2024. As an alternative to LIBOR, the Financial Reporting Council, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by reference to short-term repurchase agreements, backed by Treasury securities.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds’ portfolios.

Loans of Portfolio Securities Risk. Consistent with applicable regulatory requirements and the Funds’ investment restrictions, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions; provided that such loans are callable at any time by the Fund (subject to notice provisions described herein), and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the applicable Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend their portfolio securities if such loans are not permitted by the laws or regulations of any state in which their shares are qualified for sale.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Funds or their shareholders. For example, the regulatory and tax environment for derivative instruments in which the Funds may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Funds and the ability of the Funds to pursue their investment strategies. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in the Funds.

We cannot assure you what percentage of the distributions paid on the Funds’ shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs under the Code, each Fund must, among other things, meet certain asset diversification tests, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if a Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While each Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year a Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The resulting corporate taxes would materially reduce such Fund’s net assets and the amount of cash available for distribution to shareholders.

Investment Dilution Risk. The Funds’ investors do not have preemptive rights to any shares the Funds may issue in the future. Each Fund’s Agreement and Declaration of Trust authorizes it to issue an unlimited number of shares. The Board may make certain amendments to each Fund’s Agreement and Declaration of Trust. After an investor purchases shares, a Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent a Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-Takeover Provisions. The Agreement and Declaration of Trust and By-Laws of each Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See also “Delaware Statutory Trust Act–Control Share Acquisitions.”

Legislation Risk. At any time after the date hereof, legislation may be enacted that could negatively affect the assets of the Funds. Legislation or regulation may change the way in which the Funds themselves are regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Funds’ ability to achieve their investment objectives.

Reliance on Service Providers Risk. Each Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to a Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks are becoming increasingly common and more sophisticated, and may be perpetrated by computer hackers, cyber-terrorists or others engaged in corporate espionage. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/ or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There have been a number of recent highly publicized cases of companies reporting the unauthorized disclosure of client or customer information, as well as cyberattacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by terrorist organizations and hostile foreign governments. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security policies, plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Funds’ ability to plan for or respond to a cyber attack. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by a Fund or its service providers. Like other funds and business enterprises, the Funds and their service providers are subject to the risk of cyber incidents occurring from time to time.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Adviser or the Funds’ service providers could cause significant losses to the Funds. Employee misconduct may include binding the Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Funds’ service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Funds’ business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

MANAGEMENT OF DIVIDEND TRUST AND Preferred Trust

General

Each Fund’s Board of Trustees (who, with each Fund’s officers, are described in the SAI) has overall responsibility for the management of its Fund. Each Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement (each, an “Advisory Agreement”) with each Fund, the Investment Adviser, under the supervision of each Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, each Fund pays or will pay the Investment Adviser a fee, computed weekly and payable monthly, equal, on an annual basis, to 1.00% of such Fund’s average weekly net assets, including proceeds attributable to any outstanding preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $21.0 billion as of March 31, 2025. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”). Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”) which holds a majority of the capital stock and voting power of GAMI. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third-party investment funds, which include registered investment companies, having assets under management of approximately of $10.2 billion as of March 31, 2025; Teton Advisors, LLC (previously Teton Advisors, Inc.) and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $1.3 billion as of December 31, 2024, acts as investment adviser to The TETON Westwood Funds; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.2 billion as of March 31, 2025. Teton Advisors, Inc., was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of December 31, 2023. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by each Advisory Agreement, including compensation of, and office space for, its officers and employees connected with investment and economic research, trading and investment management and administration of each Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of each Fund that are employed by such Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from the Investment Adviser and affiliates of the Investment Adviser), as well as the fees of all Trustees of each Fund who are not officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, each Fund is responsible for the payment of all its other expenses incurred in the operation of such Fund, which include, among other things, expenses for legal and the independent registered public accounting firm’s services, stock exchange listing fees, costs of printing proxies, shareholder reports, charges of such Fund’s custodian, charges of the transfer agent and distribution disbursing agent, commission fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, such Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for such Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying such Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by such Fund.

A discussion regarding the basis for the Dividend Trust Board’s approval of the investment advisory contract of Dividend Trust is available in its semi-annual report to shareholders dated June 30, 2024.

Selection of Securities Brokers

Each Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of each Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”) (formerly, Gabelli & Company, Inc.) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about each Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, and information on the brokerage practices of each Fund.

Portfolio Management

Dividend Trust is managed by seventeen portfolio managers. Preferred Trust will be managed by one portfolio manager.

Daniel M. Miller has served as a portfolio manager of the Fund since its inception. He currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of each Fund.

Non-Resident Trustee

Anthonie C. van Ekris, Trustee of Dividend Trust, resides outside of the United States and all or a significant portion of his assets are located outside the United States. Mr. van Ekris does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. van Ekris in U.S. court judgments predicated upon the civil liability provisions of U.S. securities laws. It may also not be possible to enforce against Mr. van Ekris in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the United States.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for each Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, LLC. as follows: 0.0275%—first $10 billion, 0.0125%—exceeding $10 billion but less than $15 billion, 0.01%— over $15 billion but less than $20 billion and 0.008% over $20 billion. The Sub-Administrator has its principal office at 301 Bellevue Parkway, Wilmington, Delaware, 19809.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefore. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, Dividend Trust has adopted a policy, which may be changed at any time by the Board of Trustees, of paying monthly distributions on its common shares. If necessary, Dividend Trust will pay an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code.

Dividend Trust makes distributions monthly pursuant to its distribution policy, and Preferred Trust will distribute quarterly. The distribution policy of Preferred Trust may be modified from time to time by Preferred Trust’s Board. As a RIC under the Code, Preferred Trust will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.

Each Fund’s annualized distributions may contain a return of capital and should not be considered as the dividend yield or total return of an investment in its common shares. A portion of Dividend Trust’s common share distributions for the years ending 2023, 2022, 2020, 2019 and 2018 have included a return of capital. The distribution for the year ended 2021 did not include a return of capital. For the fiscal year ended December 31, 2024, Dividend Trust made distributions of $1.32 per common share, approximately none of which constituted a return of capital. The composition of each distribution is estimated based on earnings as of the record date for each distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year. To avoid paying income tax at the corporate level, each Fund will distribute substantially all of its investment company taxable income and previously undistributed cumulative net capital gain.

Each Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on its net capital gain, if any, although, as previously mentioned, each Fund intends to distribute substantially all of its previously undistributed cumulative net capital gain each year. In the event that a Fund’s investment company taxable income and net capital gain exceeds the total of the Fund’s monthly or annual distributions, as applicable, and the amount of distributions on any shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total monthly or annual distributions, as applicable, and the amount of distributions on any shares issued by a Fund exceed investment company taxable income and cumulative net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her shares. Any distributions to the holders of shares which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See “Taxation.”

In the event a Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, a Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

Each Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting each Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. Dividend Trust’s current policy is to make monthly distributions to holders of its common shares and Preferred Trust will make quarterly distributions. The exemption also permits each Fund to make such distributions with respect to its preferred shares in accordance with such shares’ terms.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLANS

Under each Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a Shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of each Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in each Fund’s Plan. Each Plan authorizes each Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of each Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. With respect to Dividend Trust, registered shareholders wishing to receive their distributions in cash must submit this request through the Internet, by telephone or in writing to:

The Gabelli Dividend and Income Trust

c/o Computershare

P.O. Box 43006

Providence, RI 02940-3006

Telephone: (800) 336-6983

Website: www.computershare.com/investor

With respect to Preferred Trust, registered shareholders wishing to receive their distributions in cash must submit this request through the Internet, by telephone or in writing to:

The Gabelli Preferred & Income Trust

c/o Computershare

P.O. Box 43006

Providence, RI 02940-3006

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of a Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from such Fund valued at market price. If a Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in each Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately three business days before the 1st and 15th of the month. Funds not received at least three two business days before the investment date shall be held for investment until the next purchase date. Computershare will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for voluntary cash payments on the voluntary cash payment date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within five business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to each Fund.

Each Fund reserves the right to amend or terminate the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting Preferred Trust and holders of Preferred Trust Common Shares. Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting Preferred Trust and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in Preferred Trust), nor does this discussion address any state, local, or foreign tax concerns.

■	The discussions set forth herein do not constitute tax advice. Investors are urged to consult their tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of Preferred Trust

Preferred Trust intends to elect to be treated as, and to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, Preferred Trust must, among other things,

●	derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

●	diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of Preferred Trust’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of Preferred Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of Preferred Trust’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that Preferred Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, Preferred Trust generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes annually at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). Preferred Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Preferred Trust level. To avoid the tax, Preferred Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use Preferred Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, Preferred Trust will be deemed to have distributed any income on which it paid U.S. federal income tax. Although Preferred Trust intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of Preferred Trust’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, Preferred Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If Preferred Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would generally be taxed on all of its taxable income and gains in the same manner as an ordinary corporation, and distributions to Preferred Trust’s shareholders would not be deductible by Preferred Trust in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of Preferred Trust’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would generally be eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, Preferred Trust would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if Preferred Trust failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, Preferred Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if Preferred Trust had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that Preferred Trust qualifies for taxation as a RIC.

Certain of Preferred Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause Preferred Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. Preferred Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of Preferred Trust as a RIC.

Gain or loss on the sale of securities by Preferred Trust will generally be long term capital gain or loss if the securities have been held by Preferred Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by Preferred Trust for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to Preferred Trust. If Preferred Trust enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by Preferred Trust is exercised, thereby requiring Preferred Trust to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. Preferred Trust does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by Preferred Trust, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Preferred Trust’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by Preferred Trust at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in Preferred Trust’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing Preferred Trust to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by Preferred Trust from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by Preferred Trust.

Investments by Preferred Trust in certain “passive foreign investment companies” (“PFICs”) could subject Preferred Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to Preferred Trust to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Shareholders.”

Preferred Trust may invest in debt obligations purchased at a discount with the result that Preferred Trust may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. Preferred Trust may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

Preferred Trust may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by Preferred Trust, it could affect the timing or character of income recognized by Preferred Trust, potentially requiring Preferred Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to Preferred Trust, Preferred Trust could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by Preferred Trust and therefore would be subject to the distribution requirements of the Code. This might prevent Preferred Trust from distributing 90% of its investment company taxable income as is required in order to avoid corporate-level U.S. federal income tax on all of its income, or might prevent Preferred Trust from distributing enough ordinary income and capital gain net income to avoid the imposition of corporate-level income or excise taxes. To avoid this result, Preferred Trust may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

If Preferred Trust does not meet the asset coverage requirements of the 1940 Act or that may apply under the terms of any preferred shares or indebtedness that it issues, Preferred Trust may be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent Preferred Trust from distributing 90% of its investment company taxable income as is required in order to avoid corporate-level U.S. federal income taxation on all of its income, or might prevent Preferred Trust from distributing enough income and capital gain net income to avoid imposition of corporate-level income or excise taxes.

Because Preferred Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Preferred Trust intends to invest less than 50% of its total assets in foreign securities. As long as Preferred Trust continues to invest less than 50% of its assets in foreign securities, Preferred Trust will not be eligible to elect to “pass-through” to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by Preferred Trust from its investment company taxable income generally are taxable as ordinary income to the extent of Preferred Trust’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by Preferred Trust) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that Preferred Trust’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that Preferred Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If Preferred Trust lends portfolio securities, the amount received by Preferred Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of Preferred Trust’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) (“capital gain distributions”), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held Preferred Trust’s shares. Capital gain distributions are not eligible for the dividends received deduction.

Preferred Trust may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, Preferred Trust will be subject to regular corporate income tax on the retained amount. In that event, Preferred Trust may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by Preferred Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of Preferred Trust by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions in excess of Preferred Trust’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Preferred Trust distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from Preferred Trust’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to Preferred Trust’s preferred shares, if any, and then to Preferred Trust’s common shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of Preferred Trust. Dividends and other distributions paid by Preferred Trust are generally treated under the Code as paid by Preferred Trust and received by you at the time the dividend or distribution is made. If, however, Preferred Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by Preferred Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of Preferred Trust’s taxable year may be “spilled back” and treated as paid by Preferred Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on the sale of Preferred Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from Preferred Trust and capital gains from the sale or other disposition of Preferred Trust’s stock.

Ordinary income dividends, capital gain distributions and gain on the sale of Preferred Trust shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in Preferred Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Assuming applicable disclosure and certification requirements are met, U.S. federal income or withholding tax will generally not apply to any gain realized by a foreign investor in respect of any distributions of net capital gain (including net capital gain retained by Preferred Trust but credited to shareholders) or upon the sale or other disposition of shares of Preferred Trust. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States, or in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a RIC’s “qualified short term gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s net long term capital loss for such taxable year). Depending on its circumstances, Preferred Trust may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if Preferred Trust reports the payment as qualified net interest income or qualified short term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of Preferred Trust’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term gains.

Notwithstanding the foregoing, withholding is generally required at a rate of 30% on dividends in respect of Preferred Trust’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Preferred Trust’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of Preferred Trust’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which Preferred Trust or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in Preferred Trust’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in Preferred Trust’s shares.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF PREFERRED TRUST.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of each Fund’s common and preferred shares, as applicable. This description does not purport to be complete and is qualified by reference to each Fund’s governing documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the governing documents.

Common Shares

Dividend Trust

Dividend Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 20, 2003. Dividend Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Though Dividend Trust expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Offerings of shares require approval by Dividend Trust’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

Net Asset Values and Sales Prices. Dividend Trust Common Shares are publicly held and are listed and traded on the NYSE under the symbol “GDV.” The following table sets forth for the periods indicated the high and low sales prices on the NYSE per Dividend Trust Common Share, the NAV per share on the dates of the market highs and lows and the number of shares traded.

	Common Share Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
December 31, 2022	$21.93	$18.65	$25.41	$21.73	(13.70)%	(14.17)%
March 31, 2023	$22.36	$19.82	$25.71	$23.13	(13.03)%	(14.31)%
June 30, 2023	$21.13	$19.84	$25.08	$23.45	(15.75)%	(15.39)%
September 30, 2023	$21.91	$19.37	$25.68	$23.48	(14.68)%	(17.50)%
December 31, 2023	$21.66	$18.17	$25.56	$22.08	(15.26)%	(17.71)%
March 31, 2024	$22.98	$20.99	$27.49	$24.95	(16.41)%	(15.87)%
June 30, 2024	$22.91	$21.48	$27.21	$26.15	(15.80)%	(17.86)%
September 30, 2024	$24.45	$22.05	$28.46	$25.99	(14.09)%	(15.16)%
December 31, 2024	$25.59	$23.77	$29.56	$27.40	(13.43)%	(13.25)%
March 31, 2025	$25.30	$23.47	$29.13	$26.83	(13.15)%	(12.52)%
June 30, 2025	$26.01	$21.11	$29.23	$24.52	(11.02)%	(13.91)%

There can be no assurance that Dividend Trust Common Shares will trade in the future at, above or below NAV. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2024 through December 31, 2024 was 772,980 shares. Dividend Trust Common Shares have traded in the market at both premiums to and discounts from net asset value. Over Dividend Trust’s approximately twenty year history, the common shares have traded at a premium to net asset value as high as 7.2% and a discount as low as (31.7)%. As of July 25, 2025, the closing market price of Dividend Trust was a (10.98)% discount to net asset value.

Preferred Trust

Preferred Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of May 12, 2025. Preferred Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Offerings of shares require approval by the Fund’s Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

General

Unlike open-end funds, the Funds do not continuously offer shares and do not provide redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of a Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Each Fund’s common shareholders will vote as a single class to elect each Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act, each Fund’s governing documents or resolutions adopted by the Trustees provide for a vote of each Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Each Fund is authorized, subject to maintaining required asset coverage on its preferred shares and notes, to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more (or such other percentage as such Fund’s Board of Trustees may determine from time to time) from their net asset value. Through July 25, 2025, Dividend Trust has repurchased 4,696,659 common shares under this authorization.

Book Entry. The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). Each Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Dividend Trust

Currently, an unlimited number of Dividend Trust’s shares have been classified by its Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by its Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of July 25, 2025, Dividend Trust had outstanding 1,910,360 shares of Series H Preferred, 5,804 shares of Series J Preferred, 5,403,016 shares of Series K Preferred, and 15,650,000 shares of Series M Preferred, which are senior securities of the Fund. The Series H Preferred Shares and Series K Preferred Shares are rated “Aa3” by Moody’s.

Distributions on the Series H Preferred Shares, which are fixed rate preferred shares, accumulate at an annual rate of 5.375% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year commencing on September 26, 2019. The Fund’s outstanding Series H Preferred Shares are redeemable at the option of the Fund. The Series H Preferred Shares are listed and traded on the NYSE under the symbol “GDV Pr H.”

Distributions on the Series J Preferred Shares, which are fixed rate preferred shares, accumulate at an annualized dividend rate of 4.50% of the $25,000 per share liquidation preference on the Series J Preferred Shares until the Series J Preferred Shares’ mandatory redemption date of March 26, 2028. Dividends and distributions on the Series J Preferred Shares are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund is required to redeem the Series J Preferred Shares on March 26, 2028 at a price equal to $25,000 per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) to, but not including, the date of redemption. The Series J Preferred Shares are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Board, to maintain the Fund’s status as a RIC under Subchapter M of the Code. The Series J Preferred Shares are not traded on any public exchange.

Distributions on the Series K Preferred Shares, which are fixed rate preferred shares, accumulate at an annualized rate of 4.25% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year commencing December 26, 2021. The Fund’s outstanding Series K Preferred Shares generally may not be called for redemption at the option of the Fund prior to October 7, 2026. The Series K Preferred Shares are listed and traded on the NYSE under the symbol “GDV Pr K.”

Distributions on the Series M Preferred Shares, which are fixed rate preferred shares, accumulate at an annualized rate of 5.20% of the liquidation preference of $10 per share, are cumulative from the date of original issuance thereof, and are payable semiannually on June 26 and December 26 of each year, commencing June 26, 2025. The Fund’s outstanding Series M Preferred Shares generally may not be called for redemption at the option of the Fund prior to December 26, 2025. The Fund is required to redeem the Series M Preferred Shares on December 26, 2026 at a price equal to $10 per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) to, but not including, the date of redemption.

Preferred Trust

Currently, an unlimited number of Preferred Trust’s shares have been classified by its Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by its Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund’s common shares. Preferred Trust has no preferred shares outstanding.

General

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of a Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of a Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Each Fund’s Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of its Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. Each Fund will not issue any class of shares senior to the preferred shares.

Asset Maintenance Requirements. Each Fund must satisfy asset maintenance requirements under the 1940 Act with respect to any preferred shares it may have outstanding. Dividend Trust has preferred shares outstanding. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of a Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

Outstanding Securities

The following information regarding Dividend Trust’s authorized and outstanding shares is as of July 25, 2025.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	88,609,789
Series H Preferred Shares	2,000,000	—	1,910,360
Series J Preferred Shares	6,116	—	5,804
Series K Preferred Shares	6,000,000	—	5,403,016
Series M Preferred Shares	20,000,000	—	15,650,000

The following information regarding Preferred Trust’s authorized shares is as of July 25, 2025.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	0
Preferred Shares	Unlimited	—	0

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

Each Fund presently has provisions in its governing documents which could have the effect of limiting, in each case:

●	the ability of other entities or persons to acquire control of the Fund;

●	the Fund’s freedom to engage in certain transactions; or

●	the ability of the Fund’s trustees or shareholders to amend the governing documents or effectuate changes in the Fund’s management.

These provisions of the governing documents of each Fund may be regarded as “anti-takeover” provisions. The Board of Trustees of each Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Trustees expires. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of Dividend Trust and Preferred Trust—Trustees and Officers” in the SAI. A Trustee of a Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by two-thirds of the votes entitled to be cast for the election of such Trustee.

In addition, the affirmative vote of the holders of 75% of the outstanding voting shares (in addition to any required class votes) applies to mergers into or a sale of all or substantially all of a Fund’s assets, liquidation, conversion of a Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of a Fund voting as a class is generally required in order to authorize any of the following transactions:

●	merger or consolidation of the Fund with or into any other entity;

●	issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the dividend and reinvestment plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

●	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

●	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

●	the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, such Fund’s Board of Trustees approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees). Reference is made to the governing documents of each Fund, on file with the Commission, for the full text of these provisions.

The provisions of the governing documents described above could have the effect of depriving the owners of shares in each Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The foregoing 75% and 80% voting requirements, which have been considered and determined to be in the best interests of shareholders by the Trustees, are greater than the voting requirements imposed by the 1940 Act and applicable Delaware law.

Delaware Control Share Statute

Each Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to Dividend Trust on August 1, 2022 and Preferred Trust upon inception.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the applicable Fund’s Governing Documents with respect to the control shares acquired in the control share acquisition, except to the extent approved by such Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a fund in the election of the fund’s trustees (either generally or with respect to any subset, series or class of trustees, including any trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, fund preferred shares acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two trustees, if applicable.

Any control shares of Dividend Trust acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to a fund any control share acquisition within 10 days of such acquisition, and also permits a fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the fund within 10 days of receiving a request therefor from the fund any information that the fund’s trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits each Fund’s Board of Trustees, through a provision in each Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that a fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by a fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The Board of Trustees of each Fund has considered the DSTA Control Share Statute. The Board of Trustees of each Fund adopted resolutions exempting from the application of the DSTA Control Share Statute all acquisitions of preferred shares of beneficial interest of each Fund directly from the Fund or the Fund’s distributor, underwriter, placement agent or selling agent, as applicable. As of the date hereof, each Fund’s Board of Trustees has not received notice of the occurrence of a control share acquisition with respect to common shares of the Fund nor has been requested to exempt any acquisition. Therefore, the Board of Trustees of each Fund has not determined whether the application of the DSTA Control Share Statute to an acquisition of Fund common shares is in the best interest of the applicable Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions of common shares.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the DSTA Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. Neither Fund should not be viewed as a vehicle for trading purposes. Each Fund is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The ownership restrictions set forth in each Fund’s Governing Documents and the limitations of the DSTA Control Share Statute described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over a Fund and may reduce market demand for each Fund’s common shares, which could have the effect of increasing the likelihood that each Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.

APPRAISAL RIGHTS

Neither Dividend Trust shareholders nor Preferred Trust shareholders have appraisal rights for their shares because each Fund is organized as a Delaware statutory trust and its governing documents do not provide for appraisal rights.

CLOSED-END FUND STRUCTURE

Dividend Trust and Preferred Trust are diversified, closed-end management investment companies. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, each Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that a Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Each Fund’s Board of Trustees might also consider converting its Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of such Fund and a separate vote of any outstanding preferred shares. We cannot assure you that either Fund’s common shares will not trade at a discount.

REPURCHASE OF SHARES

Dividend Trust and Preferred Trust are diversified, closed-end management investment companies, and as such each Fund’s shareholders do not, and will not, have the right to require its Fund to repurchase their shares. Each Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. Each Fund’s Board of Trustees has authorized such repurchases to be made when its Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of Trustees of each Fund may determine from time to time). Through July 25, 2025, Dividend Trust has repurchased 4,696,659 common shares under this authorization. Although each Fund’s Board of Trustees has authorized such repurchases, each Fund is not required to repurchase its common shares. Each Fund’s Board of Trustees has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, each Fund may repurchase its common shares on a securities exchange (provided that such Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if such Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in such Fund.

When a Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of a Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

Each Fund may in the future, and at its discretion, choose to make offerings to its common shareholders or its preferred shareholders of subscription rights to purchase common or preferred shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Commission has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

NET ASSET VALUE

The net asset value of the each Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or ask prices are quoted on such day, the security will be valued based on written or standing instructions from the Investment Adviser, which has been appointed Valuation Designee pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Valuation Designee.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued by the Valuation Designee under procedures adopted pursuant to Rule 2a-5 if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Valuation Designee determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Each Fund obtains valuations on the basis of prices provided by a pricing service monitored by the Valuation Designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the Valuation Designee under procedures adopted pursuant to Rule 2a-5.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Valuation Designee may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund’s assets pursuant to a custody agreement. Under each custody agreement, the Custodian holds each Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of each Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s dividend disbursing agent, as agent under each Fund’s automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of each Fund.

Computershare also would be expected to serve as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to any additional preferred shares issued.

Rules adopted under the 1940 Act permit Dividend Trust and Preferred Trust each to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of Dividend Trust or Preferred Trust may be held by subcustodians approved by the Board of Dividend Trust or Preferred Trust, as the case may be, in accordance with the regulations of the Commission. Selection of any such subcustodians will be made by the Board of Dividend Trust or Preferred Trust, as the case may be, following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for Dividend Trust or Preferred Trust, as applicable, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of Dividend Trust or Preferred Trust, as applicable.

FURTHER INFORMATION

Each of Dividend Trust and Preferred Trust are subject to the informational requirements of the Securities and Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and in accordance therewith file, or will file, reports and other information with the Commission. Reports, proxy statements and other information filed by Dividend Trust and Preferred Trust with the Commission pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Dividend Trust and Preferred Trust, that file electronically with the Commission.

Dividend Trust Common Shares are listed on the NYSE. Reports, proxy statements and other information concerning Dividend Trust and filed with the Commission by Dividend Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Dividend Trust’s most recent annual and semiannual report, including audited financial statements for the year ended December 31, 2024, are available upon request, without charge, by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554).

It is anticipated that Preferred Trust Common Shares will be listed on the NYSE. Reports, proxy statements and other information concerning Preferred Trust and filed with the Commission by Preferred Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Statements contained in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Proxy Statement/Prospectus forms a part, each such statement being qualified in all respects by such reference.

REQUIRED VOTE FOR PROPOSALS

Approval of the Transaction by the shareholders is to be determined by the vote of a majority of the outstanding shares of Dividend Trust (holders of Dividend Trust Common Shares and holders of Dividend Trust Preferred Shares, voting together as a single class). Under the 1940 Act, this means that to be approved, the Transaction must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of Dividend Trust, or (2) 66 2/3% or more of the shares of Dividend Trust represented at the Meeting if more than 50% of the outstanding shares of Dividend Trust are present or represented by proxy at the Meeting. While Dividend Trust has no present intention of making any additional distributions in the form of registered investment companies other than the distribution of Preferred Trust as described above, the Board of Dividend Trust in the future could authorize such additional distributions. The Board of Dividend Trust may elect to delay or not to proceed with the Transaction notwithstanding its approval by shareholders if for any reason the Board determines that such action would be in the best interests of shareholders.

The Board, including the Independent Directors, unanimously recommends that the common and preferred shareholders vote “FOR” approval of the Transaction.

BROKER NON-VOTES AND ABSTENTIONS

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Notwithstanding the foregoing, Dividend Trust does not expect many, if any, broker non-votes at the meeting because there are no routine proposals to be voted on at the Meeting.

Shareholders of Dividend Trust will be informed of the voting results of the Meeting in Dividend Trust’s annual report or semi-annual report to shareholders relating to the six-month period in which the Meeting is held.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Dividend Trust does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED AUGUST 8, 2025

THE GABELLI DIVIDEND & INCOME TRUST
One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

THE GABELLI PREFERRED & INCOME TRUST
One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

PART B

STATEMENT OF ADDITIONAL INFORMATION

[date]

This Statement of Additional Information (this “SAI”) relates to the proposed contribution of a portion of the assets (which is anticipated to consist largely or exclusively of cash, preferred securities, and other income producing securities) of The Gabelli Dividend & Income Trust (“Dividend Trust”) having a value of approximately $100 million (approximately 4% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of July 25, 2025), to a newly-organized, diversified, closed-end management investment company, The Gabelli Preferred & Income Trust (“Preferred Trust”), and the distribution to common shareholders of Dividend Trust common shares of beneficial interest of Preferred Trust(“Preferred Trust Common Shares”) at an approximate rate of one (1) Preferred Trust Common Share for every twenty (20) common shares of beneficial interest of Dividend Trust (“Dividend Trust Common Shares”). Each of Dividend Trust and Preferred Trust are referred to herein as a “Fund,” and together as the “Funds.” The contribution of such Dividend Trust assets to Preferred Trust and the subsequent distribution of Preferred Trust’s shares to Dividend Trust common shareholders are referred to herein as the “Transaction.”

This SAI contains information which may be of interest to shareholders of Dividend Trust relating to the Transaction, but which is not included in the Proxy Statement/Prospectus dated [date] (the “Proxy Statement/Prospectus”).

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “Commission”), and is available upon request and without charge by calling Dividend Trust at 800-Gabelli (800-422-3554).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

S-i

RISK FACTORS AND SPECIAL CONSIDERATIONS

In addition to the risks and considerations described in the Proxy Statement/Prospectus under the heading “Risk Factors,” investors should consider the following additional risks associated with an investment in the Funds:

Small- and Mid-Capitalization Company Risk. In addition to the risks described elsewhere in the Proxy Statement/Prospectus, investments in small-and mid-cap company stocks may be subject to the following risks.

●	Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Small- and mid-cap companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small- and mid-cap company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small- and mid-cap company may affect its market price. A Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small- and mid-cap company stocks may not be well known to the investing public.

●	Unseasoned Companies Investment Risk. The Funds may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Funds may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Funds may invest.

●	Small-Cap and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small-cap or emerging growth company issuers may offer greater opportunities for capital appreciation than large-cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities may require such Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

Additional Risks Relating to Derivative Investments

Derivatives Transactions Subject to Rule 18f-4. Rule 18f-4 under the 1940 Act governs the Funds’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Funds. Rule 18f-4 permits the Funds to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Funds, from (i) issuing or selling any “senior security” representing indebtedness unless, immediately after such issuance or sale, the fund will have asset coverage of at least 300%, and (ii) issuing or selling any “senior security” which is stock unless, immediately after such issuance or sale, the fund will have asset coverage of at least 200%. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a fund is relying on the Limited Derivatives User Exception (as defined below), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain reporting and recordkeeping requirements of the fund’s board of directors.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if a fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Funds’ ability to engage in Derivatives Transactions as part of their investment strategies. These requirements may also increase the cost of the Funds’ investments and cost of doing business, which could adversely affect the value of the Funds’ investments and/or the performance of the Funds.

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund, or that a Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties.

Failure of Futures Commission Merchants and Clearing Organizations Risk. The Funds may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Funds with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of a Fund’s clearing broker. In addition, the assets of the Funds may not be fully protected in the event of the clearing broker’s bankruptcy, as the Funds would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (the “CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Funds would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Derivatives Regulation Risk. The Dodd-Frank Act has made broad changes to the derivatives market, granted significant new authority to the CFTC and the SEC to regulate derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the Funds and their counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Funds to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Funds. Changing approaches to regulation may have a negative impact on the securities in which the Fund invests. Legislation or regulation may also change the way in which the Funds themselves are regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the Funds to achieve their investment objectives. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Adviser expects. Whether the Funds achieve their investment objectives may depend on, among other things, whether the Investment Adviser correctly forecasts market reactions to this and other legislation. In the event the Investment Adviser incorrectly forecasts market reaction, the Funds may not achieve their investment objectives.

Special Risk Considerations Relating to Futures and Options Thereon. The Funds’ ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Funds generally purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which a Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which a Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Funds is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Funds will be in a worse position than if a hedging strategy had not been pursued. For example, if the Funds have hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Funds will lose part or all of the benefit of the increased value of their securities because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. CFTC Rule 4.5, upon which the Funds rely to avoid having their adviser register with the CFTC as a “commodity pool operator,” imposes certain commodity interest trading restrictions on the Funds. These trading restrictions permit the Funds to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Funds’ assets committed to margin and option premiums and (ii) non-bona fide hedging transactions; provided that the Funds not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on a Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of a Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser was required to register as a commodity pool operator with respect to the Funds, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds’ ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Funds may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

MANAGEMENT OF DIVIDEND TRUST AND Preferred Trust

Trustees and Officers

Overall responsibility for management and supervision of each Fund rests with its respective Board of Trustees. The Board of Trustees of Dividend Trust is comprised of 13 individuals. The Board of Trustees of Preferred Trust is comprised of 13 individuals, all of whom are on the Board of Trustees for Dividend Trust. Each Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent. The day-to-day operations of each Fund are delegated to the Investment Adviser.

The names and business addresses of the Trustees and principal officers of each Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies.

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)

Interested Trustees(4):

Mario J. Gabelli, CFA Chairman and Chief Investment Officer 1942	Dividend Trust: Since 2003*	Chairman, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001 - 2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013 - 2018)	31

Agnes Mullady Trustee 1958	Dividend Trust: Since 2021***	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/Teton Funds (2006 - 2019)	GAMCO Investors, Inc.	14

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)

Christina A. Peeney Trustee 1969	Dividend Trust: Since 2022**	Adjunct Professor in the Business and Computer Science Department at Middlesex County College, Edison, New Jersey; Analyst at Amabile Partners	–	2

Independent Trustees(5):

Robert P. Astorino Trustee 1967	Dividend Trust: Since 2024*	President of SR Media LLC (public policy, media, and government relations advisory firm) (2006 - present)	–	1

Elizabeth C. Bogan Trustee 1944	Dividend Trust: Since 2021***	Former Senior Lecturer in Economics, Princeton University	–	12

Anthony S. Colavita(6) Trustee 1961	Dividend Trust: Since 2018**	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	–	23

James P. Conn(6) Trustee 1938	Dividend Trust: Since 2003***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992 - 1998)	–	23

Frank J. Fahrenkopf, Jr.(7) Trustee 1939	Dividend Trust: Since 2003**	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995 - 2013); Former Chairman of the Republican National Committee (1983 - 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	11

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)

Michael J. Melarkey Trustee 1949	Dividend Trust: Since 2003*	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980 - 2015)	Chairman of Southwest Gas Corporation (natural gas utility) (2004 - 2022)	24

Salvatore M. Salibello(8) Trustee 1945	Dividend Trust: Since 2003***	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978 - 2012); Partner of BDO Seidman, LLP (2012 - 2013)	Director of Nine West, Inc. (consumer products) (2002 - 2014); Director of LICT Corp. (Telecommunications)	6

Anthonie C. van Ekris(7) Trustee 1934	Dividend Trust: Since 2003**	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	–	23

Susan Watson Laughlin(8) Trustee 1952	Dividend Trust: Since 2017*	Executive Search Associate with Spencer Stuart (2010 - 2016); President of Investor Relations Association (1998 - 2000)	Director, PMV Consumer Acquisition Corp.	1

Salvatore J. Zizza(7) Trustee 1945	Dividend Trust: Since 2003**	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009 - 2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.	35

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)

Officers:(7)

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Dividend Trust: Since 2017	Senior Vice President (since 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Dividend Trust: Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012 - 2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012 - 2020)

Richard J. Walz Chief Compliance Officer 1959	Dividend Trust: Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

Carter W. Austin Vice President and Ombudsman 1966	Dividend Trust: Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman 1976	Dividend Trust: Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) of GAMCO Investors, Inc.

David I. Schachter Vice President 1953	Dividend Trust: Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of G.research, LLC

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	Each Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. For Dividend Trust, the three year term for each class expires as follows:

*	Term expires at Dividend Trust’s 2025 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at Dividend Trust’s 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at Dividend Trust’s 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
(4)	“Interested person” of each Fund, as defined in the 1940 Act. Mr. Gabelli, Ms. Mullady, and Ms. Peeney are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as each Fund’s investment adviser.
(5)	Trustees who are not considered to be “interested persons” of each Fund as defined in the 1940 Act are considered to be “Independent” Trustees.
(6)	In the case of Dividend Trust, as a Trustee, elected solely by holders of Dividend Trust Preferred Shares.
(7)	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with each Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, either Dividend Trust or Preferred Trust. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.
(8)	Mr. Salibello is a director of LICT Corp., and Ms. Laughlin is a director of PMV Consumer Acquisition Corp., both of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with each Fund’s Adviser.

Set forth in the table below is the amount of Shares beneficially owned by each Trustee and executive officer of Dividend Trust. None of the Trustees own any shares of Preferred Trust.

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	782,512 Common Shares(3)	*
	10,711,500 Series M Preferred(4)	47.8%
Agnes Mullady	150 Common Shares	*
	10,000 Series M Preferred	*
Christina A. Peeney	0	*

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)

INDEPENDENT TRUSTEES:
Robert P. Astorino	200 Common Shares	*
	500 Series M Preferred	*
Elizabeth C. Bogan	0	*
Anthony S. Colavita	0	*
James P. Conn	0	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Melarkey	5,952 Common Shares	*
Salvatore M. Salibello	10,000 Common Shares	*
Anthonie C. van Ekris	2,620 Common Shares	*
Susan Watson Laughlin	1,896 Common Shares	*
Salvatore J. Zizza	2,586 Common Shares(5)	*

EXECUTIVE OFFICERS:
John C. Ball	12 Common Shares	*
Peter Goldstein	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee and executive officer as of December 31, 2024. “Beneficial Ownership” is determined in accordance with Rule 13(d)(3) of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)

An asterisk indicates that the ownership amount constitutes less than 1% of the total Shares outstanding. The ownership of the Trustees and executive officers as a group constitutes 0.9% of the total Common Shares outstanding and 47.8% of the total Preferred Shares outstanding.

(3)	Includes 143,512 Common Shares owned by Mr. Gabelli, 626,000 Common Shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder, 10,000 Common Shares owned by GGCP, Inc. and 3,000 Common Shares owned by Gabelli Foundation. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.
(4)	Includes 3,211,500 shares of Series M Preferred owned by Mr. Gabelli; 3,100,000 shares of Series M Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 1,900,000 shares of Series M Preferred owned by Gabelli Foundation Inc, 600,000 shares of Series M Preferred owned by GAMCO Investors, Inc, 1,500,000 shares of Series M Preferred owned by GGCP, Inc. and 400,000 shares of Series M Preferred by GAMCO Asset Management Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.
(5)	Includes 1,086 Common Shares owned by Mr. Zizza’s spouse.

Each Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub-administrator, other service providers, counsel and each Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of each Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Robert P. Astorino. Mr. Astorino is President of SR Media LLC, a company that advises CEOs and other leaders on public policy, media, and government relations. Prior to this, Mr. Astorino held senior management positions at Disney’s ESPN Radio, Sirius-XM, and the Catholic Archdiocese of New York. In these roles, he oversaw the development of key divisions, directly managing personnel, budgets, and operations. Mr. Astorino has more than 30 years of experience in national, state and local government, having served two-terms as Westchester County Executive, in addition to other elected and appointed positions. Mr. Astorino is a member of the iHeart Radio Local Advisory Board in New York and was previously an advisor for AUA Private Equity Partners, serving on the Board of Water Lilly Foods.

Elizabeth C. Bogan, Ph.D. Dr. Bogan was formerly Senior Lecturer in Economics at Princeton University from 1992 until 2020. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on committees for other funds in the Fund Complex. She received a Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is Chairman of Dividend Trust’s Nominating Committee. Mr. Colavita serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of Dividend Trust and a member of Dividend Trust’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is a member of Dividend Trust’s Audit and ad hoc Pricing Committees, and serves on comparable or other board committees with respect to funds in the Fund Complex on whose boards he sits. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He is also a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Mario J. Gabelli, CFA. Mr. Gabelli is Chair of the Board of Trustees and Chief Investment Officer of Dividend Trust. He serves in the same capacities for other funds in the Fund Complex. Mr. Gabelli is Chair, Co-Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co- President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Susan Watson Laughlin, CFA. Ms. Laughlin is an experienced business executive with diverse experience in multiple industries. Most recently, she was a member of the research team for Spencer Stuart’s global executive search practice, specializing in placement of board of directors members. She currently is a Director of PMV Consumer Acquisition Corp. Ms. Laughlin has worked as an independent marketing consultant and as an Investor Relations executive for companies including MCI, Inc.; Interpublic Group; Pepsico, Inc.; Nielsen Media Research; and Gannett Co. Her other experience includes roles as a Senior Media Analyst at Morgan Stanley & Co; Vice President (Financial Relations) at Metromedia, Inc.; Senior Media Analyst and Assistant Vice President at EF Hutton & Co.; and Vice President (Research) at Scudder, Stevens & Clark. Ms. Laughlin is a member of the CFA Institute and a past president of the Investor Relations Association. She received her Bachelor’s degree from the University of Southern California and Master of Arts from City College of New York.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is a member of Dividend Trust’s Nominating Committee. He serves on the boards of other funds in the Fund Complex and is a member of the multi-fund ad hoc Compensation Committees. He was Chairman of the Board of Southwest Gas Corporation and served on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Agnes Mullady. Ms. Mullady was an officer of registered investment companies within the Fund Complex from 2006 until 2019, President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC from 2010 until 2019, Chief Executive Officer of G.distributors, LLC from 2011 until 2019, Senior Vice President of GAMI from 2009 until 2019, Vice President of Gabelli Funds, LLC from 2006 until 2019, and Executive Vice President of Associated Capital Group, Inc. from 2016 until 2019. Prior to joining GAMI in December 2005, Ms. Mullady was a Senior Vice President at U.S. Trust Company and Treasurer and Chief Financial Officer of the Excelsior Funds from 2004 through 2005. Ms. Mullady received her M.B.A. degree in Finance from New York Institute of Technology and her B.A. in Accounting from Queens College.

Christina A. Peeney. Ms. Peeney is an Adjunct Professor in the Business and Computer Science Department at Middlesex County College in Edison, New Jersey. She also is an Analyst at Amabile Partners. She previously was an Auditor at Ernst & Young and a Senior Account Executive at Prudential Investments Retirement Services. She received a Bachelor of Arts degree from Rutgers University, and an M.B.A. in Finance from the Gabelli School of Business at Fordham University.

Salvatore M. Salibello, CPA. Mr. Salibello is a Senior Partner of Bright Side Consulting and the former Managing Partner of a certified independent registered public accounting firm, Salibello & Broder, with over forty years of experience in public accounting. He is Chairman of Dividend Trust’s Audit Committee and Dividend Trust’s designated Audit Committee Financial Expert. Mr. Salibello serves in a comparable role with respect to other funds in the Fund Complex. He is a Director of LICT Corp., a telecommunications company, a former director of Nine West, Inc., a group of companies in the ladies footwear and accessories business, and served as Chairman of its Audit Committee. Mr. Salibello received his Bachelor’s degree in Accounting from St. Francis College and M.B.A. in Finance from Long Island University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli Fund Complex and as a director of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of Dividend Trust’s Audit, Nominating, ad hoc Proxy Voting, and ad hoc Pricing Committees, and is a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees—Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of each Fund rests with each Board. Each Board has appointed Mr. Conn as the lead independent Trustee. The lead independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Trustee any obligations or standards greater than or different from other Trustees. Each Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of each Fund. Each Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of each Fund in selected situations. From time to time, each Board may establish additional committees or informal working groups, such as pricing committees related to securities offerings by a Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate ad hoc multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

Each Trustee other than Mr. Gabelli, Ms. Mullady and Ms. Peeney are Independent Trustees, and each Board believes they are able to provide effective oversight of each Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

Each Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Investment Adviser, the sub-administrator, and the officers of each Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, each Board also addresses risk management of each Fund through its meetings and those of the committees and working groups. As part of its general oversight, each Board reviews with the Investment Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and each Audit Committee discusses each Fund’s risk management and controls with the independent registered public accounting firm engaged by each Fund. Each Board reviews valuation policies and procedures and the valuations of specific illiquid securities. Each Board also receives periodic reports from its Fund’s Chief Compliance Officer regarding compliance matters relating to its Fund and its major service providers, including results of the implementation and testing of its Fund’s and such providers’ compliance programs. Each Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to such Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. Each Board reviews its role in supervising its Fund’s risk management from time to time and may make changes at its discretion at any time.

Each Board has determined that its leadership structure is appropriate for its Fund because it enables such Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows such Board to devote appropriate resources to specific issues in a flexible manner as they arise. Each Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in Dividend Trust*(1)	Dollar Range of Equity Securities Held in Preferred Trust*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
Interested Trustees:
Mario J. Gabelli	E	A	E
Agnes Mullady	A	A	E
Christina A. Peeney	A	A	A

Independent Trustees:
Robert P. Astorino	B	A	E
Elizabeth Bogan	A	A	E
Anthony S. Colavita	A	A	A
James P. Conn	A	A	E
Frank J. Fahrenkopf, Jr.	A	A	E
Michael J. Melarkey	E	A	E
Salvatore M. Salibello	E	A	E
Anthonie C. van Ekris	D	A	E
Susan Watson Laughlin	C	A	E
Salvatore J. Zizza	D	A	E

*	Key to Dollar Ranges A. None B. $1—$10,000 C. $10,001—$50,000 D. $50,001—$100,000 E. Over $100,000

All shares were valued as of December 31, 2024.

(1)	This information has been furnished by each Trustee as of December 31, 2024. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

The Trustees serving on Dividend Trust’s Nominating Committee are Anthony J. Colavita (Chairman), Michael J. Melarkey, and Salvatore J. Zizza. The Trustees serving on Preferred Trust’s Nominating Committee are Anthony J. Colavita (Chairman), Michael J. Melarkey, and Salvatore J. Zizza. Each Nominating Committee is responsible for recommending qualified candidates to its Board in the event that a position is vacated or created. Each Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of such Fund. Dividend Trust’s Nominating Committee once during the 2023 fiscal year. Each Fund does not have a standing compensation committee.

Salvatore J. Zizza, Frank J. Fahrenkopf, Jr., and Salvatore M. Salibello (Chairman), who are not “interested persons” of Dividend Trust as defined in the 1940 Act, serve on Dividend Trust’s Audit Committee. Salvatore J. Zizza, Frank J. Fahrenkopf, Jr., and Salvatore M. Salibello (Chairman), who are not “interested persons” of Preferred Trust as defined in the 1940 Act, serve on Preferred Trust’s Audit Committee. Each Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of its Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of its Fund’s financial statements and the audit thereof and to act as a liaison between the Board of Trustees and its Fund’s independent registered public accounting firm. Dividend Trust’s Audit Committee met two times during the 2024 fiscal year.

Each Fund also has an ad hoc Proxy Voting Committee, which, if so determined by such Fund’s Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in such Fund’s portfolio for such period as such Fund’s Board of Trustees may determine. The Trustees serving on the Proxy Voting Committee for Dividend Trust are James P. Conn Elizabeth C. Bogan, and Salvatore J. Zizza. The Trustees serving on the Proxy Voting Committee for Preferred Trust are James P. Conn, Elizabeth C. Bogan, and Salvatore J. Zizza.

Remuneration of Trustees and Officers

Dividend Trust

Dividend Trust pays each Trustee who is not affiliated with the Investment Adviser or its affiliates, and certain Interested Trustees, a fee of $18,000 per year plus $2,000 per Board meeting attended and $1,000 per standing Committee meeting attended. Each Trustee who is not employed by the Investment Adviser is reimbursed by Dividend Trust for any out-of-pocket expenses relating to attendance at such meetings. In addition, the lead independent trustee receives an annual fee of $2,000 the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds.

The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2024. The table also shows, for the year ended December 31, 2024, the compensation Trustees earned in their capacity as trustees for other funds in the Gabelli Fund Complex.

Compensation Table for the Fiscal Year Ended December 31, 2024

Name of Trustee	Aggregate Compensation From the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*
Interested Trustees:
Mario J. Gabelli	$0	$0	(31)
Agnes Mullady	$26,000	$131,500	(14)
Christina A. Peeney	$26,000	$44,146	(3)

Independent Trustees:
Robert P. Astorino	$17,423	$17,423	(1)
Elizabeth C. Bogan	$26,000	152,000	(12)
Anthony S. Colavita	$26,258	$169,758	(23)
James P. Conn	$28,000	$288,500	(23)
Frank J. Fahrenkopf, Jr.	$28,000	$159,500	(11)
Michael J. Melarkey	$26,000	$189,500	(24)
Salvatore M. Salibello	$31,000	$92,500	(6)
Anthonie C. van Ekris	$26,000	$212,000	(23)
Susan Watson Laughlin	$26,000	$33,291	(2)
Salvatore J. Zizza	$28,000	$317,137	(35)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2024 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Preferred Trust

Preferred Trust pays each Trustee who is not affiliated with the Investment Adviser or its affiliates, and certain Interested Trustees, a fee of $4,000 per year plus $1,000 per Board meeting attended and $500 per standing Committee meeting attended. Each Trustee who is not employed by the Investment Adviser is reimbursed by Preferred Trust for any out-of-pocket expenses relating to attendance at such meetings. In addition, the lead independent trustee receives an annual fee of $1,000; the Audit Committee Chairman receives an annual fee of $1,000; and the Nominating Committee Chairman receives an annual fee of $1,000. A trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds.

Indemnification of Officers and Trustees; Limitations on Liability

The Agreement and Declaration of Trust of each Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of each Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and Luxembourg SICAV, with combined aggregate net assets of approximately $21.0 billion as of March 31, 2025. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”). Mr. Mario J. Gabelli may be deemed a “controlling person” on the Investment Adviser on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”) which holds a majority of the capital stock and voting power of GAMI. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $10.2 billion as of March 31, 2025; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $1.3 billion as of December 31, 2024, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.2 billion as of March 31, 2025. Teton Advisors, Inc., was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of December 31, 2024. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by each Fund. The securities in which each Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by a Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to each Fund. Each Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of each Investment Advisory Agreement, the Investment Adviser manages the portfolio of each Fund in accordance with its stated investment objective and policies, makes investment decisions for each Fund, places orders to purchase and sell securities on behalf of each Fund and manages its other business and affairs, all subject to the supervision and direction of each Fund’s Board of Trustees. In addition, under each Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of each Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining each Fund’s books and records, preparing reports to each Fund’s shareholders and supervising the calculation of the net asset value of its shares. Expenses of computing the net asset value of each Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of each Fund, expenses in connection with the preparation of SEC filings, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Trustees, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with each Fund’s automatic dividend reinvestment plan and the voluntary cash purchase plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of each Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

Each Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. As compensation for its services rendered and the related expenses borne by the Investment Adviser, each Fund pays the Investment Adviser a fee at an annual rate of 1.00% of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, subject to voluntary reduction in certain situations. Since Dividend Trust has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund did not utilize a leveraged capital structure.

Additionally, the Investment Adviser has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for each Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO Asset Management Inc. and Teton Advisors, Inc. as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion.

Each Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of each Investment Advisory Agreement, each Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Dividend Trust Investment Advisory Agreement had, and the Preferred Trust Investment Advisory Agreement will have, an initial term of two years, and each continues to remain in effect with respect to each Fund from year to year if approved annually (i) by such Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Advisory Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by each Fund’s Board of Trustees, by a vote of a majority of each Fund’s shares or by the Investment Adviser.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2024.

Name of Portfolio Manager	Type of accounts	Total No. of Accounts Managed	Total assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies	22	$13.4 billion	1	$165.3 million
	Other Pooled Investment Vehicles	10	$870.0 million	7	$848 million
	Other accounts	806	$6.6 billion	0	$0

Christopher J. Marangi	Registered Investment Companies	8	$4.1 billion	0	$0
	Other Pooled Investment Vehicles	1	$4.3 million	0	$0
	Other accounts	251	$657.2 million	0	$0

Kevin V. Dreyer	Registered Investment Companies	5	$3.9 billion	0	$0
	Other Pooled Investment Vehicles	1	$4.3 million	0	$0
	Other accounts	246	$647.6 million	0	$0

Jeffrey J. Jonas, CFA	Registered Investment Companies	3	$1.9 billion	0	$0
	Other Pooled Investment Vehicles	1	$6.9 million	0	$0
	Other accounts	8	$14.2 million	0	$0

Regina M. Pitaro	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	29	$71.3 million	0	$0

Robert D. Leininger	Registered Investment Companies	2	$3.4 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	115	$122.7 million	0	$0

Sarah Donnelly	Registered Investment Companies	3	$1.8 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	9	$8.3 million	0	$0

Brian C. Sponheimer	Registered Investment Companies	2	$1.6 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	8	$2.7 million	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Howard F. Ward	Registered Investment Companies	3	$1.4 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	92	$502.4 million	0	$0

Hendi Susanto	Registered Investment Companies	7	$3.9 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	23	$16.4 million	0	$0

Gustavo Pifano	Registered Investment Companies	2	$2.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	1	$0.2 million	0	$0

Tony Bancroft	Registered Investment Companies	2	$2.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	5	$1.3 million	0	$0

Ashish Sinha	Registered Investment Companies	5	$5.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	5	$1.4 million	0	$0

Justin Bergner	Registered Investment Companies	4	$1.8 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	17	$4.6 million	0	$0

Justin McAuliffe	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	2	$5.2 million	0	$0

Macrae Sykes	Registered Investment Companies	3	$2.1 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	24	$35.9 million	0	$0

Daniel M. Miller	Registered Investment Companies	3	$2.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	7	$18.5 million	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Because of Mr. Gabelli’s position with G.research and his indirect majority ownership interest in G.research he may have an incentive to use G.research to execute portfolio transactions for a Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers is reviewed annually and structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment.

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing each Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to each Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

The compensation of the portfolio managers for the Funds is structure to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Investment Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Investment Adviser’s parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the portfolio manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

Ownership of Shares in the Fund

As of December 31, 2024, the portfolio managers were deemed to beneficially own the following dollar ranges of equity securities in Dividend Trust, based on a closing price on December 31, 2024 of $24.15:

Portfolio Manager	Dollar Range
Mario J. Gabelli	G
Robert D. Leininger	E
Kevin V. Dreyer	C
Jeffrey J. Jonas	E
Christopher J. Marangi	C
Gustavo Pifano	B
Regina M. Pitaro	A
Sarah M. Donnelly	A
Brian C. Sponheimer	A
Howard F. Ward	A
Hendi Susanto	A
Tony Bancroft	A
Ashish Sinha	B
Justin Bergner	A
Justin McAuliffe	A
Macrae Sykes	A
Daniel M. Miller	A

*	Key to Dollar Ranges A. None B. $1—$10,000 C. $10,001—$50,000 D. $50,001—$100,000 E. $100,001—$500,000 F. $500,001—$1,000,000 G. Over $1,000,000

As of the date of this SAI, none of the portfolio managers of Preferred Trust own any equity securities of Preferred Trust.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of each Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of each Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of either Fund. However, G.research may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules thereunder, and other regulatory requirements, each Fund’s Board of Trustees have determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. For the fiscal years ended December 31, 2022, December 31, 2023, and December 31, 2024, Dividend Trust paid a total of $334,746, $312,458, and $350,622, respectively, in brokerage commissions, of which G.research and its affiliates received $5,225, $6,444, and $11,085 respectively. For 2024, the amount paid to G.research and its broker-dealer affiliates represented 3% of the number of aggregate brokerage commissions paid by Dividend Trust, and 6% of the aggregate dollar amount of transactions involving the payment of commissions. Each Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for each Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by each Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under each Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Funds, and not all such information is used by the Investment Adviser in connection with the Funds. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Funds.

Although investment decisions for each Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by each Fund may also be made for those other accounts. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including each Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by a Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. For the fiscal years ended December 31, 2022, 2023 and 2024 the portfolio turnover rate of Dividend Trust was 10%, 10%, and 13%, respectively.

BENEFICIAL OWNERS

Dividend Trust

As of June 30, 2025, based upon Schedule 13D/13G filings with the SEC, the following persons were known to Dividend Trust to be beneficial owners of more than 5% of Dividend Trust’s outstanding voting securities:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Morgan Stanley 1585 Broadway New York, NY 10036	Common	6,825,012 (record)	7.7%

Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	Common	6,348,579 (beneficial)	7.2%

GAMCO Investors Inc. and affiliates One Corporate Center Rye, NY 10580	Preferred	10,711,500* (beneficial)	47.8%

MJG 1999 Descendants Trust One Corporate Center Rye, NY 10580	Preferred	2,500,000 (beneficial)	11.2%

*	The shares reported are comprised of 3,211,500 shares of Series M Preferred owned by Mr. Gabelli; 3,100,000 shares of Series M Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 1,900,000 shares of Series M Preferred owned by Gabelli Foundation Inc, 600,000 shares of Series M Preferred owned by GAMCO Investors, Inc, 1,500,000 shares of Series M Preferred owned by GGCP, Inc. and 400,000 shares of Series M Preferred by GAMCO Asset Management Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

As of June 30, 2025, the ownership of the Trustees and executive officers of Dividend Trust as a group beneficially owned less than 5% of the total common shares outstanding and approximately 47.8% of the total preferred shares outstanding.

Preferred Trust

As of the date of the Proxy Statement/Prospectus, [  ] Preferred Trust Common Shares are outstanding, which are owned beneficially and of record by Dividend Trust. These shares were issued in respect of Dividend Trust’s contribution of $100,000 of initial capital to Preferred Trust. Dividend Trust has represented that these shares were, or will be, purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended or an applicable exemption therefrom.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of Dividend Trust and Preferred Trust. PricewaterhouseCoopers LLP annually renders, or will annually render, an opinion on the financial statements of the respective Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The financial statements of Dividend Trust for the fiscal year ended December 31, 2024 are incorporated by reference herein to Dividend Trust’s annual report filed on Form N-CSR on March 10, 2025. Investors can call (800) GABELLI (422-3554) to request copies of Dividend Trust’s annual and semi-annual reports, to request other information about Dividend Trust, or to make shareholder inquiries. Dividend Trust’s reports are also available at www.gabelli.com. You may also obtain Dividend Trust’s reports, proxy and information statements and other information regarding Dividend Trust that is filed electronically with the Commission on the Commission’s web site (http://www.sec.gov).

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depositary Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Proxy Statement/Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, and periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Proxy Statement/Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.gabelli.com, and (ii) on the Commission’s website at http://www.sec.gov.

Code of Ethics

Each Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of each Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which a Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Code of Conduct for Chief Executive and Senior Financial Officers

Each Fund and the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Securities and Exchange Commission. The code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

APPENDIX A

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

Revised: August 16, 2023		INTERNAL USE ONLY

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A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Revised: August 16, 2023		INTERNAL USE ONLY

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II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolios.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

Revised: August 16, 2023		INTERNAL USE ONLY

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V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

Revised: August 16, 2023		INTERNAL USE ONLY

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5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: August 16, 2023		INTERNAL USE ONLY

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APPENDIX B

PROXY GUIDELINES

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

- Paying greenmail

- Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications

●	Nominating committee in place

●	Number of outside directors on the board

●	Attendance at meetings

●	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

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Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

- Stock split

- Stock option or other executive compensation plan

- Finance growth of company/strengthen balance sheet

- Aid in restructuring

- Improve credit rating

- Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Revised: August 16, 2023		INTERNAL USE ONLY

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Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

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Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation

●	Management history of responsiveness to shareholders

●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Revised: August 16, 2023		INTERNAL USE ONLY

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Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.

●	Kind of stock to be awarded, to whom, when and how much.

●	Method of payment.

●	Amount of stock already authorized but not yet issued under existing stock plans.

●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: August 16, 2023		INTERNAL USE ONLY

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To come.]

Preferred Trust Statement of Assets and Liabilities

[To come.]

PART C
OTHER INFORMATION

Item 15. Indemnification

The Agreement and Declaration of Trust of Preferred Trust provides that Preferred Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with Preferred Trust to the fullest extent permitted by law. However, the Agreement and Declaration of Trust of Preferred Trust states that nothing contained therein protects or indemnifies a trustee, officer, employee or agent of Preferred Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Item 16. Exhibits

(1)	Agreement and Declaration of Trust of Registrant.*
(2)	By-Laws of Registrant.*
(3)	Not Applicable.
(4)	Not Applicable.
(5)	Not Applicable.
(6)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC*
(7)	Not Applicable.
(8)	Not Applicable.
(9)	Form of Custodian Contract between Registrant and State Street Bank and Trust Company.*
(10)	Not Applicable.
(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality.**
(12)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters.**
(13)	Form of Registrar, Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A.*
(14)	Consent of Independent Registered Public Accounting Firm.*
(15)	Not Applicable.
(16)	Power of Attorney.*
(17)(a)	Form of Proxy Cards*
(17)(b)	Form of Initial Purchase Agreement between Registrant and The Gabelli Dividend & Income Trust *
(17)(c)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant.**
(18)	Calculation of Filing Fee Table*

*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 8th day of August, 2025.

THE GABELLI PREFERRED & INCOME TRUST

By:	/s/ John C. Ball
John C. Ball
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Name	Title	Date

	*	Trustee	August 8, 2025
Mario J. Gabelli

	*	Trustee	August 8, 2025
Robert P. Astorino

	*	Trustee	August 8, 2025
Anthony J. Colavita

	*	Trustee	August 8, 2025
James P. Conn

	*	Trustee	August 8, 2025
Elizabeth C. Bogan

	*	Trustee	August 8, 2025
Frank J. Fahrenkopf, Jr.

	*	Trustee	August 8, 2025
Susan Watson Laughlin

	*	Trustee	August 8, 2025
Michael J. Melarkey

	*	Trustee	August 8, 2025
Agnes Mullady

	*	Trustee	August 8, 2025
Chirstina A. Peeney

	*	Trustee	August 8, 2025
Salvatore M. Salibello

	*	Trustee	August 8, 2025
Anthonie C. van Ekris

	*	Trustee	August 8, 2025
Salvatore J. Zizza

	/s/ John C. Ball	President (Principal Executive Officer) and Treasurer	August 8, 2025
	John C. Ball	(Principal Financial and Accounting Officer)

By:	/s/ John C. Ball		August 8, 2025
John C. Ball Attorney-in-Fact

*	Pursuant to Attorney-in-Fact

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